UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-21475

                                         RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                                             Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Lee Thoresen, Esq.

RBC Plaza

60 South Sixth Street

                                             Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612)-313-1341

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Dear Shareholder:

Portfolio and Market Review

Emerging-market equities were flat for the period and underperformed developed markets as an appreciating U.S. dollar hurt the ability of many emerging-market companies to finance debt and falling oil and metals prices had a negative impact on the balance sheets of emerging-market countries that export commodities.

The Fund had a preference for companies with attractive valuations and cash flows and the ability to benefit from strong economic growth in their home markets and raise prices without losing significant business to competitors. Over the year a relative lack of exposure to the Materials and Energy sectors proved to be positive for returns, as these were the worst-performing sectors. An overweight position in the Health Care sector also supported performance as this was by far the best performing sector. The Fund’s overweight positions in the Consumer Staples and Consumer Discretionary sectors were negative for relative returns, as they underperformed.

India and the Philippines were among the best-performing stock markets during the year and the Fund benefited from above-benchmark exposure in both. India got a boost from falling inflation and reform progress under the new Prime Minister Narendra Modi, while the Philippines market was aided by decreasing bond yields and resilient economic growth.

Holding back relative returns was an overweight position in Chile, which underperformed due to slow growth as a result of falling copper prices and pressure on corporate earnings due to increasing corporate-tax rates. A relative lack of exposure to China and a preference for stocks that tend to perform better in an environment of slowing economic growth was also negative for returns. Progress on economic reforms and expectations of monetary easing meant that stocks that tend to do better against a backdrop of faster growth outperformed.

The Fund benefited from its position in the Indian pharmaceutical company Dr Reddy’s, which added to relative returns in a strong sector. Naspers, a South African company in the Information Technology sector, also helped performance. Naspers was especially aided by its large shareholding in Tencent, the Chinese Internet company that increased earnings from advertisements distributed on its smartphone applications.

Outlook

Looking ahead, a rising U.S. dollar continues to be a risk for emerging markets that export commodities and borrow in U.S. dollars. However, investors should also consider that emerging-market economic-growth rates are rising relative to those in developed markets and that the narrowing of this gap in favor of emerging markets could bode well for emerging-market stocks.

Another positive for emerging markets is the commitment of emerging markets including China, India and Mexico to pursuing economic reforms. As these economies slowly transition to developed status, the structural economic changes unleash economic growth which, combined with higher levels of overall economic transparency, should translate into attractive investment returns, in the view of the portfolio manager. The Fund will retain its preference for high-quality stocks, particularly those that operate within their home market or region, and under-emphasize areas exposed to commodity prices.

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LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Phil Langham

Senior Portfolio Manager, Emerging Market Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Investing in small cap companies involves additional risks, including greater fluctuations in value and less liquidity than larger companies. These risks are fully described in the prospectus.

Must be proceeded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

2

LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Dear Shareholder:

Portfolio and Market Review

Global equities performed strongly during the period. None of the current economic issues seem to have dented enthusiasm for equity ownership, namely US dollar strength, weak commodity prices (especially oil), geopolitical tensions and the twin prospects of deflation in the Eurozone and rising rates in the U.S. At a macro level, however these seemingly long-term structural issues are hindering a cyclical rebound in economies and suppressing global activity. It must also be recognized that after the performance of recent years equity valuations are no longer as supportive as they have been in the past.

In this respect it is important to reiterate that the strategy concentrates on identifying companies with strong competitive dynamics that are able to stand shorter-term vicissitudes in markets to deliver long-term outperformance. It is reassuring to note that the bulk of outperformance has emanated from security selection over the period, with country/sector allocation a very small negative and the balance provided via currency returns.

Holdings contributing strongly to relative returns included UnitedHealth Group, a U.S. provider of healthcare programs and user of ‘big data’ to provide pre-emptive healthcare consultancy services to bring down healthcare costs for companies and other organizations and Blackstone Group, a favored asset management firm largely free of regulatory issues that are affecting many banks, which continued to deliver strong revenue and maintain an attractive and well-developed pipeline of business at all stages of the private equity spectrum to ensure consistency of cash flows.

Detractors included maintaining a zero weight in consumer electronics company Apple on valuation grounds, an overweight to Swiss manufacturer of speciality baked goods Aryzta, which witnessed softer revenues in Europe and a holding in U.S. oil E&P company Occidental, which suffered in an environment of weak oil prices.

Outlook

Although equity valuations look fairly valued on many metrics there are plenty of reasons to be optimistic regarding both the strength and sustainability of growth. The low oil price benefits more economies than it penalizes, including Europe, India, China, Japan and the U.S. Interest rates remain at historic lows and most countries are experiencing a profound revaluation of their currency versus the U.S. dollar. Despite the fears of deflation in a number of regions this in many cases is ‘good’ deflation – the result of falling supply prices rather than the elimination of demand. Finally the election of reform-minded governments, particularly in the emerging markets, may prove a boost for infrastructure spending, particularly in the spheres of transport and energy provision.

However, with valuations at current levels and many equity indices at historic highs this must focus market participants’ attentions towards profit growth to support returns. This indeed is the aim of the RBC Global Equity team – to concentrate investors’ capital in companies displaying strong competitive dynamics in order to deliver compelling shareholder returns over the long term.

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LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Habib Subjally

Senior Portfolio Manager, Global Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. Investing in small cap companies involves additional risks, including greater fluctuations in value and less liquidity than larger companies. These risks are fully described in the prospectus.

Must be proceeded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

RBC Global Asset Management (U.S) Inc. serves as investment adviser for RBC Funds. The Funds are sub-advised by RBC Global Asset Management (UK) Limited. The RBC Funds are distributed by Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

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EQUITY PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”) serves as the investment sub-advisor to the RBC Emerging Markets Equity Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of the Funds’ portfolios is set forth below.

Philippe Langham

Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM (UK) and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund. Philippe joined RBC GAM (UK) in November 2009 from the asset management division of a large European bank, where he was Head of Global Emerging Markets. He was previously based at another global financial services firm in Zurich for four years where he was a director and Head of Emerging Markets and Asia in their Multi Asset Class Division. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a degree in Economics from the University of Manchester and has qualified as a Chartered Accountant.

Habib Subjally

Senior Portfolio Manager and Head of Global Equities

Habib Subjally is Head of Global Equities at RBC GAM (UK) and is responsible for portfolio management of RBC Global Opportunities Fund and RBC International Opportunities Fund. Prior to joining RBC GAM (UK) in 2006, Habib held various leadership and portfolio management positions at Credit Suisse, Invesco and Merrill Lynch Investment Managers, and also worked at Ernst & Young. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and ASIP designations.

5

PERFORMANCE SUMMARY

	1 Year	Since Inception(a)	Net Expense Ratio(1)(2)		Gross Expense Ratio(1)(2)

Average Annual Total Returns as of March 31, 2015 (Unaudited)

RBC Emerging Markets Equity Fund
Class A
- Including Maximum Sales Charge of 5.75%	4.80%	5.34%
- At Net Asset Value	11.17%	10.34%	1.45%		4.96%

Class I	11.38%	10.59%	1.20%		4.65%

MSCI Emerging Markets
Net Index (b)	0.44%	1.17%

RBC Emerging Markets Small Cap Equity Fund
Class A
- Including Maximum Sales Charge of 5.75%	(1.35)%	1.78%
- At Net Asset Value	4.64%	6.61%	1.85%		5.58%

Class I	4.93%	6.84%	1.60%		5.32%

MSCI Emerging Markets
Small Cap Net Index (b)	1.06%	5.38%

Aggregate Total Returns as of March 31, 2015 (Unaudited)

RBC Global Opportunities Fund

Class I	N/A	3.13%	1.05	%(3)	3.46	%(3)

MSCI ACWI Index (b)	N/A	9.48%

RBC International Opportunities Fund

Class I	N/A	2.12%	1.00	%(3)	3.50	%(3)

MSCI ACWI ex US Index (b)	N/A	1.78%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us.

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PERFORMANCE SUMMARY

(1) The Funds’ expenses reflect actual expenses for the most recent fiscal year end (March 31, 2015) for Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund and from December 3, 2014 (commencement of operations) to March 31, 2014 for Global Opportunities Fund and International Opportunities Fund.

(2) The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2016.

(3)	Annualized.

(a)	The since inception date (commencement of operations) is December 20, 2013 for Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund and December 3, 2014 for Global Opportunities Fund and International Opportunities Fund.

(b)	Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

The MSCI Emerging Markets Small Cap Net Index includes small cap representation across 21 emerging markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World (“ACWI”) ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Equity Fund

Investment Strategy

Seeks to provide long-term capital growth by investing at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance	For the year ended March 31, 2015, the Fund had a total return of 11.38% (Class I). That compares to a total return of 0.44% for the MSCI Emerging Markets Net Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—     Stock selection was the main driver of the Fund’s performance relative to the benchmark, particularly within the Consumer Discretionary sector and the Industrials sector.

—     From an asset allocation perspective, the Fund’s significant underweights in Materials and Energy sectors contributed positively to the Fund’s relative performance.

—    The Fund’s overweight in India also contributed positively to the Fund’s returns.

—    The Fund’s holdings in Alibaba and the Indian mortgage financing company HDFC were among the largest individual stock contributors to Fund performance, with HDFC benefiting from India’s decision to cut interest rates as the oil price decline eased concerns of inflation.

Factors That Detracted From Relative Returns

—    Stock selection within the Information Technology and Consumer Staples sectors detracted from the Fund’s performance during the period.

—    The Fund’s holding in Brazilian retailer CIA Hering detracted from the Fund’s performance as the company continued to suffer from weak sales, despite its attempts at reorganization.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Index				Benchmark
				Asset Allocation as of 3/31/15 (% of Fund’s investments) & Top Five Industries as of 3/31/15 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 2.50% of investments.
HDFC Bank Ltd. ADR	4.46%	Infosys Ltd. ADR	2.91%	Top Ten Holdings as of 3/31/15 (% of Fund’s net assets)
Taiwan Semiconductor	4.04%	Dr. Reddy’s Laboratories Ltd. ADR	2.83%
Manufacturing Co. Ltd. ADR		China Mobile Ltd.	2.56%
CK Hutchison Holdings Ltd.	3.35%	Credicorp Ltd.	2.44%
SM Investments Corp.	3.33%	Axiata Group Berhad	2.34%
Naspers Ltd.	3.20%

*A listing of all portfolio holdings can be found beginning on page 16.
				Growth of $10,000 Initial Investment Since Inception (12/20/13)
The graph reflects an initial investment of $10,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Small Cap Equity Fund

Investment Strategy

Seeks to provide long-term capital growth by investing at least 80% of its assets in equity securities of smaller companies and/or investments that provide exposure to equity securities of small issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance

For the year ended March 31, 2015, the Fund had a total return of 4.93% (Class I). That compares to a total return of 1.06% for the MSCI Emerging Markets Small Cap Net Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—     Both sector allocation and individual stock selection contributed positively to the Fund’s performance relative to the benchmark during the period.

—     Stock selection within the consumer staples and financial sectors were the largest positive contributors to Fund performance.

—    The holdings in Amorepacific and Security Bank in particular contributed favorably to the Fund’s returns.

Factors That Detracted From Relative Returns

—    Stock selection within the industrials sector was the largest detractor from relative performance.

—    At a stock level, the Fund’s holding in Brazilian retailer CIA Hering was a significant detractor as the company continued to suffer from weak sales, despite its attempts at reorganization.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Small Cap Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Small Cap Net Index				Benchmark
				Asset Allocation as of 3/31/15 (% of Fund’s investments) as of 3/31/15 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 2.09% of investments.
Market Vectors India Small-Cap Index ETF	5.21%	Naturalendo Tech Co. Ltd.	2.83%	Top Ten Holdings as of 3/31/15 (% of Fund’s net assets)
Security Bank Corp.	3.89%	Sino Biopharmaceutical Ltd.	2.79%
Delta Electronics Thailand Public Co.Ltd. - FOR	3.49%	Hyprop Investments Ltd.	2.68%
WuXi PharmaTech Cayman, Inc. ADR	3.42%	Airtac International Group	2.65%
Aeon Thana Sinsap Thailand Public Co. Ltd. NVDR	3.05%	Samsonite International SA	2.63%

*A listing of all portfolio holdings can be found beginning on page 20.
				Growth of $10,000 Initial Investment Since Inception (12/20/13)

The graph reflects an initial investment of $10,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Performance of other classes will vary due to differences in fee structures.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund

Investment Strategy	Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets.

Performance	Since the Fund’s inception on December 3, 2014, the Fund had a total return of 3.13% as of March 31, 2015.

Factors That Made Positive Contributions

Individual stock selection was the largest positive contributor to Fund performance during the period, specifically with regard the following positions:

—    IT services company Cognizant, which had strong sales growth and moves into the healthcare consulting arena.

—    Unitedhealth, a U.S. provider of healthcare programs.

—     Blackstone, an alternative asset manager, continued to deliver strong revenue.

—    South African based pay TV and internet provider Naspers performed well, with its holding in China’s Tencent driving positive returns.

Factors That Detracted From Relative Returns

Performance of the following individual stocks detracted from the Fund’s performance during the period:

—     U.S. railway operator Kansas City Southern is suffering from slower growth in the energy sector alongside a continued deterioration in the Mexican peso.

—     Aryzta, a Swiss manufacturer of specialty baked goods, did not perform well due to below-estimate earnings weighing on the stock.

—    IT Holdings, which provides nationwide connectivity for the regional electricity grids in the U.S., also detracted from the Fund’s returns.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund

Long-term growth of capital.				Investment Objective
MSCI ACWI Index				Benchmark
				Asset Allocation as of 3/31/15 (% of Fund’s investments) & Top Five Industries as of 3/31/15 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 1.50% of investments.
UnitedHealth Group, Inc.	4.13%	First Republic Bank	3.77%	Top Ten Holdings as of 3/31/15 (% of Fund’s net assets)
Toyota Motor Corp.	3.93%	Taiwan Semiconductor	3.73%
Blackstone Group LP (The) - MLP	3.85%	Manufacturing Co. Ltd. ADR
TJX Cos., Inc. (The)	3.80%	Naspers Ltd., N Shares	3.55%
Anheuser-Busch InBev NV	3.79%	HDFC Bank Ltd. ADR	3.54%
		Estee Lauder Cos., Inc. (The), Class A	3.39%

*A listing of all portfolio holdings can be found beginning on page 25.
				Growth of $10,000 Initial Investment Since Inception (12/3/14)
The graph reflects an initial investment of $10,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Opportunities Fund

Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the United States.

Performance	Since the Fund’s inception on December 3, 2014, the Fund had a total return of 2.12% as of March 31, 2015.

Factors That Made Positive Contributions

Individual stock selection was the largest positive contributor to Fund performance during the period, specifically with regard the following positions:

—     Japanese ophthalmic healthcare company Santen Pharmaceutical was the biggest individual contributor to Fund returns.

—    South African based pay TV and internet provider Naspers performed well, with its holding in China’s Tencent driving positive returns.

—     Indian financial HDFC Bank continued to perform strongly as the Indian economy recovers after the recent presidential election.

Factors That Detracted From Relative Returns

Performance of the following individual stocks detracted from the Fund’s performance during the period:

—     Aryzta, a Swiss manufacturer of specialty baked goods, did not perform well due to below-estimate earnings weighing on the stock.

—     Canadian oil services company Enbridge and Australia’s E&P Oil Search detracted from Fund returns as they suffered in a weak oil environment.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Opportunities Fund

Long-term growth of capital.				Investment Objective

MSCI ACWI ex US Index				Benchmark
				Asset Allocation as of 3/31/15 (% of Fund’s investments) & Top Five Industries as of 3/31/15 (% of Fund’s net assets)

*Includes U.S. dollar denominated cash equivalent investments representing 0.99% of investments.

Toyota Motor Corp.	4.34%	Safran SA	4.01%	Top Ten Holdings as of 3/31/15 (% of Fund’s net assets)
Anheuser-Busch InBev NV	4.31%	Deutsche Post AG	3.80%
AIA Group Ltd.	4.21%	HDFC Bank Ltd. ADR	3.66%
Naspers Ltd., N Shares	4.13%	Enbridge, Inc.	3.48%
Roche Holding AG	4.13%	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.45%

*A listing of all portfolio holdings can be found beginning on page 28.
				Growth of $10,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $10,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

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SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund

March 31, 2015

Shares		Value

Common Stocks — 91.36%
Brazil — 5.59%
16,820	Banco Bradesco SA ADR	$156,090
8,400	Natura Cosmeticos SA	71,405
7,400	Totvs SA	84,977
7,100	WEG SA	71,121

		383,593

Chile — 2.43%
8,630	Cia Cervecerias Unidas SA	89,676
37,720	Quinenco SA	77,312

		166,988

China — 22.31%
25,000	AIA Group Ltd.	156,962
1,100	Alibaba Group Holding Ltd. ADR*	91,564
513	Baidu, Inc. ADR*	106,909
26,000	China Merchants Holdings International Co. Ltd.	101,889
13,500	China Mobile Ltd.	175,937
37,000	China Resources Land Ltd.	104,570
11,250	CK Hutchison Holdings Ltd.	229,843
66,000	Guangdong Investment Ltd.	86,550
97,000	Lenovo Group Ltd.	141,349
16,529	SAIC Motor Corp. Ltd. - Series A	66,332
37,300	Samsonite International SA	129,793
33,600	Weifu High-Technology Group Co. Ltd. - Series B	139,964

		1,531,662

India — 11.36%
3,400	Dr. Reddy’s Laboratories Ltd. ADR	194,140
5,200	HDFC Bank Ltd. ADR	306,228
5,700	Infosys Ltd. ADR	199,956
4,156	Mahindra & Mahindra Ltd. GDR	79,587

		779,911

Indonesia — 3.12%
95,300	Bank Central Asia Tbk PT	108,008
744,200	Kalbe Farma Tbk PT	106,182

		214,190

Jordan — 1.81%
3,943	Hikma Pharmaceuticals Plc	124,101

Korea — 6.02%
875	Coway Co. Ltd.	72,017
1,810	Halla Visteon Climate Control Corp.	62,506
110	Samsung Electronics Co. Ltd.	142,643

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SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2015

Shares		Value

221	Samsung Fire & Marine Insurance Co. Ltd.	$53,249
2,210	Shinhan Financial Group Co. Ltd.	83,029

		413,444

Malaysia — 3.89%
84,200	Axiata Group Berhad	160,856
20,900	Public Bank Berhad	106,494

		267,350

Mexico — 2.33%
2,200	Grupo Televisa SAB ADR	72,622
42,000	Kimberly-Clark de Mexico SAB de CV - Series A	87,753

		160,375

Nigeria — 0.69%
360,000	Guaranty Trust Bank Plc	47,502

Peru — 2.44%
1,192	Credicorp Ltd.	167,631

Philippines — 3.33%
11,360	SM Investments Corp.	228,457

Poland — 1.05%
1,487	Bank Pekao SA	72,040

Russia — 1.13%
1,520	Magnit OJSC GDR	77,596

South Africa — 9.55%
15,819	Clicks Group Ltd.	119,063
3,591	Mr. Price Group Ltd.	76,805
1,433	Naspers Ltd.	219,809
2,886	SABMiller Plc	150,963
13,844	Sanlam Ltd.	89,222

		655,862

Taiwan — 9.86%
7,000	Airtac International Group	56,064
12,000	Delta Electronics, Inc.	75,617
7,000	Giant Manufacturing Co. Ltd.	67,529
9,522	Standard Foods Corp. GDR	122,255
11,800	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	277,064
47,220	Uni-President Enterprises Corp.	78,913

		677,442

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SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2015

Shares		Value

Thailand — 1.02%
53,200	Central Pattana Public Co. Ltd. - FOR	$69,813

Turkey — 0.93%
32,032	Enka Insaat Ve Sanayi AS	64,010

United Arab Emirates — 2.50%
11,556	Dragon Oil Plc	101,943
87,427	Emaar Malls Group PJSC*	69,498

		171,441

Total Common Stocks (Cost $5,748,878)		6,273,408

Equity Linked Securities — 0.99%
India — 0.99%
1,605	Hero Motocorp Ltd.	67,702

Total Equity Linked Securities (Cost $56,155)		67,702

Preferred Stocks — 4.27%
China — 0.38%
6,600	China Merchants Holdings International Co. Ltd.(a)	25,761

Korea — 3.89%
963	Hyundai Motor Co.	96,071
105	Samsung Electronics Co. Ltd.	104,261
480	Samsung Fire & Marine Insurance Co. Ltd.	67,029

		267,361

Total Preferred Stocks (Cost $308,976)		293,122

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SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2015

Shares		Value

Investment Company — 2.48%
170,378	Dreyfus Cash Management, Institutional Shares	$170,378

Total Investment Company (Cost $170,378)		170,378

Total Investments (Cost $6,284,387)(b) — 99.10%		$6,804,610

Other assets in excess of liabilities — 0.90%		61,762

NET ASSETS — 100.00%		$6,866,372

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Restrictions

GDR - Global Depositary Receipt

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	27.48%
Information Technology	17.83%
Consumer Discretionary	16.76%
Consumer Staples	11.62%
Industrials	9.10%
Health Care	6.18%
Telecom Services	4.90%
Energy	1.49%
Utilities	1.26%
Other*	3.38%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions and accrued expenses payable.

See notes to financial statements.

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund

March 31, 2015

Shares		Value

Common Stocks — 81.93%
Brazil — 3.19%
13,700	Cia Hering	$69,797
5,400	Totvs SA	62,011
4,750	Wilson Sons Ltd. BDR	41,970

		173,778

Chile — 4.98%
35,000	Inversiones Aguas Metropolitanas SA	56,331
2,000	Inversiones Aguas Metropolitanas SA ADR	64,491
40,000	Parque Arauco SA	76,624
31,300	Sonda SA	73,702

		271,148

China — 14.36%
28,000	Asia Satellite Telecommunications Holdings Ltd.	102,897
4,900	Hollysys Automation Technologies Ltd.	97,363
108,000	Pacific Basin Shipping Ltd.	35,665
41,100	Samsonite International SA	143,016
150,000	Sino Biopharmaceutical Ltd.	151,752
144,000	Tao Heung Holdings Ltd.	64,695
4,800	WuXi PharmaTech Cayman, Inc. ADR*	186,144

		781,532

Egypt — 0.39%
1,748	Edita Food Industries SAE GDR*(a)	21,465

Georgia — 1.13%
2,400	Bank of Georgia Holdings Plc	61,563

Indonesia — 4.92%
2,400,000	Ace Hardware Indonesia Tbk PT	134,857
120,000	Bank Tabungan Pensiunan Nasional Tbk PT*	38,701
2,400,000	Pakuwon Jati Tbk PT	94,487

		268,045

Jordan — 1.73%
3,000	Hikma Pharmaceuticals Plc	94,421

Korea — 6.65%
750	Coway Co. Ltd.	61,729
10,275	DGB Financial Group, Inc.	111,981
590	LS Industrial Systems Co. Ltd.	33,897

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2015

Shares		Value
2,400	Naturalendo Tech Co. Ltd.*	$154,218

		361,825

Malaysia — 3.62%
172,000	CapitaMalls Malaysia Trust REIT	67,868
18,000	LPI Capital Berhad	73,445
120,000	Oldtown Berhad	55,650

		196,963

Mexico — 2.26%
28,200	Corp. Inmobiliaria Vesta SAB de CV	52,135
27,500	Grupo Herdez SAB de CV	70,780

		122,915

Nigeria — 0.97%
200,000	Guaranty Trust Bank Plc	26,390
4,000	Guaranty Trust Bank Plc GDR	26,160

		52,550

Oman — 1.23%
49,350	BankMuscat SAOG	67,005

Peru — 0.36%
12,500	Grana y Montero SA	19,377

Philippines — 3.89%
55,000	Security Bank Corp.	211,721

South Africa — 8.81%
13,500	Clicks Group Ltd.	101,609
30,000	Consolidated Infrastructure Group Ltd.*	64,062
25,000	Howden Africa Holdings Ltd.	84,944
15,000	Hyprop Investments Ltd.	145,923
10,000	Oceana Group Ltd.	82,827

		479,365

Taiwan — 13.29%
18,000	Airtac International Group	144,165
50,000	Chroma ATE, Inc.	124,073
10,000	Giant Manufacturing Co. Ltd.	96,471
4,500	Ginko International Co. Ltd.	51,698
22,000	Lumax International Corp. Ltd.	43,398
35,000	Pacific Hospital Supply Co. Ltd.	77,458
10,900	Standard Foods Corp. GDR	139,948
20,000	Yungtay Engineering Co. Ltd.	46,375

		723,586

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2015

Shares		Value
Thailand — 9.18%
52,000	Aeon Thana Sinsap Thailand Public Co. Ltd. NVDR	$166,185
82,200	Delta Electronics Thailand Public Co. Ltd. - FOR	190,035
40,000	MK Restaurants Group Public Co. Ltd. - FOR	70,629
6,200	Siam City Cement Public Co. Ltd. - FOR	72,739

		499,588

United Arab Emirates — 0.97%
3,500	Al Noor Hospitals Group Plc	52,696

Total Common Stocks (Cost $4,523,894)		4,459,543

Equity Linked Securities — 9.15%
India — 6.73%
22,017	Godrej Industries Ltd.	121,675
20,000	Marico Ltd.	123,280
5,000	Sundaram Finance Ltd.	121,234

		366,189

United Arab Emirates — 2.42%
140,000	Aramex PJSC	131,885

Total Equity Linked Securities (Cost $336,684)		498,074

Exchange Traded Funds — 5.21%
India — 5.21%
6,000	Market Vectors India Small-Cap Index ETF	283,320

Total Exchange Traded Funds (Cost $179,322)		283,320

Preferred Stocks — 2.21%
Korea — 2.21%
80	Amorepacific Corp.	120,376

Philippines — 0.00%
58,000	Security Bank Corp.(a)	130

Total Preferred Stocks (Cost $31,138)		120,506

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2015

Principal Amount	Value
Convertible Bonds — 0.03%
Oman — 0.03%
$ 698 Bank Muscat SAOG, 3.20%, 12/31/49(a)	$1,813

Total Convertible Bonds (Cost $1,831)	1,813

Shares
Investment Company — 2.11%
114,567 Dreyfus Cash Management, Institutional Shares	114,567

Total Investment Company (Cost $114,567)	114,567

Total Investments (Cost $ 5,187,436)(b) — 100.64%	$5,477,823

Liabilities in excess of other assets — (0.64)%	(34,948)

NET ASSETS — 100.00%	$5,442,875

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

BDR - Brazilian Depositary Receipt

FOR - Foreign Ownership Restrictions

GDR - Global Depositary Receipt

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2015

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	24.68%
Health Care	14.12%
Consumer Staples	13.15%
Consumer Discretionary	11.78%
Industrials	11.07%
Information Technology	10.85%
Materials	3.57%
Utilities	2.22%
Telecom Services	1.89%
Other*	6.67%

100.00%

*   Includes cash, Exchange Traded Funds, Investment Company, interest and dividend receivable, pending trades and Fund share transactions,

 and accrued expenses payable.

See notes to financial statements.

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund

March 31, 2015

Shares		Value
Common Stocks — 98.81%
Belgium — 3.79%
1,601	Anheuser-Busch InBev NV	$195,586

Canada — 3.02%
3,229	Enbridge, Inc.	155,644

France — 2.91%
2,144	Safran SA	149,804

Germany — 3.95%
4,687	Deutsche Post AG	146,022
1,477	Drillisch AG	57,614

		203,636

Hong Kong — 2.27%
18,600	AIA Group Ltd.	116,780

India — 3.54%
3,100	HDFC Bank Ltd. ADR	182,559

Japan — 3.93%
2,900	Toyota Motor Corp.	202,431

Netherlands — 2.01%
1,020	ASML Holding NV	103,407

South Africa — 3.55%
1,193	Naspers Ltd., N Shares	182,995

Switzerland — 4.50%
1,131	Aryzta AG	69,333
591	Roche Holding AG	162,402

		231,735

Taiwan — 3.73%
8,200	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	192,536

United Kingdom — 5.01%
1,912	Shire Plc	152,430
7,668	St. James’s Place Plc	106,057

		258,487

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2015

Shares		Value
United States — 56.60%
400	Amazon.com, Inc.*	$148,840
1,000	Amgen, Inc.	159,850
5,100	Blackstone Group LP (The) - MLP	198,339
1,800	Citigroup, Inc.	92,736
2,000	Cognizant Technology Solutions Corp., Series A*	124,780
1,900	Danaher Corp.	161,310
1,700	EOG Resources, Inc.	155,873
2,100	Estee Lauder Cos., Inc. (The), Class A	174,636
3,400	First Republic Bank	194,106
300	Google, Inc., Class A*	166,410
1,000	Incyte Corp.*	91,660
1,400	International Flavors & Fragrances, Inc.	164,360
2,800	Invesco Ltd.	111,132
4,100	ITC Holdings Corp.	153,463
1,100	Kansas City Southern	112,288
900	LyondellBasell Industries NV, Class A	79,020
1,400	Occidental Petroleum Corp.	102,200
2,800	TJX Cos., Inc. (The)	196,140
1,800	UnitedHealth Group, Inc.	212,922
500	WW Grainger, Inc.	117,905

		2,917,970

Total Common Stocks (Cost $4,933,310)		5,093,570

Investment Company — 1.50%
77,361	Dreyfus Cash Management, Institutional Shares	77,361

Total Investment Company (Cost $77,361)		77,361

Total Investments (Cost $5,010,671)(a) — 100.31%		$5,170,931

Liabilities in excess of other assets — (0.31)%		(15,898)

NET ASSETS — 100.00%		$5,155,033

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

MLP - Master Limited Partnership

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2015

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	19.43%
Health Care	15.12%
Consumer Discretionary	14.17%
Industrials	13.33%
Information Technology	11.39%
Consumer Staples	8.53%
Energy	8.02%
Materials	4.72%
Utilities	2.98%
Telecom Services	1.12%
Other*	1.19%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions and accrued expenses payable.

See notes to financial statements.

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund

March 31, 2015

Shares		Value
Common Stocks — 99.22%
Australia — 2.02%
19,640	Oil Search Ltd.	$107,160

Belgium — 4.31%
1,874	Anheuser-Busch InBev NV	228,937

Canada — 3.48%
3,835	Enbridge, Inc.	184,854

France — 7.66%
823	Air Liquide SA	105,952
1,445	BNP Paribas SA	87,922
3,046	Safran SA	212,828

		406,702

Germany — 8.25%
741	Continental AG	174,502
6,477	Deutsche Post AG	201,789
1,575	Drillisch AG	61,437

		437,728

Hong Kong — 4.21%
35,600	AIA Group Ltd.	223,514

India — 3.66%
3,300	HDFC Bank Ltd. ADR	194,337

Indonesia — 0.84%
47,000	Bank Mandiri Persero Tbk PT	44,822

Japan — 15.84%
8,000	Astellas Pharma, Inc.	131,079
1,500	Nidec Corp.	99,573
8,000	Santen Pharmaceutical Co. Ltd.	116,687
600	SMC Corp.	178,658
2,200	Sumitomo Mitsui Financial Group, Inc.	84,270
3,300	Toyota Motor Corp.	230,352

		840,619

Netherlands — 2.02%
1,059	ASML Holding NV	107,360

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2015

Shares		Value
South Africa — 4.13%
1,430	Naspers Ltd., N Shares	$219,349

Spain — 1.34%
14,992	CaixaBank SA	71,099

Sweden — 2.96%
6,838	Svenska Cellulosa AB SCA, Series B	157,130

Switzerland — 13.82%
1,758	Aryzta AG	107,770
236	Partners Group Holding AG	70,358
798	Roche Holding AG	219,284
340	Syngenta AG	115,508
2,088	Temenos Group AG*	71,809
7,935	UBS Group AG*	148,790

		733,519

Taiwan — 3.45%
7,800	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	183,144

Thailand — 2.61%
19,600	Kasikornbank Public Co. Ltd. - FOR	138,520

United Kingdom — 18.62%
5,957	Admiral Group Plc	134,882
7,062	Britvic Plc	76,669
2,614	Liberty Global Plc, Series A*	134,543
109,157	Lloyds Banking Group Plc*	126,527
2,148	Rio Tinto Plc	88,576
2,924	Royal Dutch Shell Plc, B Shares	91,083
2,252	Shire Plc	179,536
7,419	St. James’s Place Plc	102,613
2,367	WPP Plc	53,756

		988,185

Total Common Stocks (Cost $5,157,376)		5,266,979

Investment Company — 0.99%
52,687	Dreyfus Cash Management, Institutional Shares	52,687

Total Investment Company (Cost $52,687)		52,687

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2015

Value

Total Investments	$5,319,666
(Cost $5,210,063)(a) — 100.21%

Liabilities in excess of other assets — (0.21)%	(11,308)

NET ASSETS — 100.00%	$5,308,358

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Restrictions

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	26.89%
Consumer Discretionary	15.31%
Industrials	13.05%
Health Care	12.18%
Consumer Staples	10.75%
Energy	7.22%
Information Technology	6.82%
Materials	5.84%
Telecom Services	1.16%
Other*	0.78%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and
Fund share transactions, and accrued expenses payable.

See notes to financial statements.

30

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2015

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Assets:
Investments, at value (cost $6,284,387, $5,187,436, $5,010,671 and $5,210,063, respectively)	$6,804,610	$5,477,823	$5,170,931	$5,319,666
Foreign currency, at value (cost $3,371, $38,920, $0 and $1, respectively)	3,363	37,700	—	1
Interest and dividends receivable	20,150	22,645	6,336	13,289
Receivable from advisor	—	—	23,322	22,033
Receivable for Fund shares sold	85,000	—	—	—
Receivable for investments sold	46,250	—	—	—
Prepaid expenses	20,545	20,545	33,879	33,893

Total Assets	6,979,918	5,558,713	5,234,468	5,388,882

Liabilities:
Payable for capital shares redeemed	—	9,436	—	—
Payable for investments purchased	45,589	41,133	—	—
Payable to advisor	—	—	37,535	37,535
Accrued expenses and other payables:
Investment advisory fees	10,120	8,164	—	—
Accounting fees	3,562	3,557	3,556	3,557
Distribution fees	8,525	8,477	—	—
Custodian fees	2,847	2,298	2,835	3,285
Trustees’ fees	1	1	8	9
Shareholder reports	4,040	3,733	1,473	1,471
Audit fees	33,900	33,900	31,100	31,100
Transfer agent fees	1,281	1,207	600	591
Other	3,681	3,932	2,328	2,976

Total Liabilities	113,546	115,838	79,435	80,524

Net Assets	$6,866,372	$5,442,875	$5,155,033	$5,308,358

Net Assets Consist Of:
Capital	$6,246,410	$5,110,191	$4,986,524	$5,185,608
Undistributed (distributions in excess of) net investment income	(1,382)	4,952	16,439	18,719
Accumulated net realized gains (losses) from investment and foreign currency transactions	101,977	38,864	(8,175)	(5,428)
Net unrealized appreciation on investments and foreign currency transactions	519,367	288,868	160,245	109,459

Net Assets	$6,866,372	$5,442,875	$5,155,033	$5,308,358

See notes to financial statements.

31

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2015

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Net Assets:
Class A	$2,849,496	$2,719,059	N/A	N/A
Class I	4,016,876	2,723,816	$5,155,033	$5,308,358

Total	$6,866,372	$5,442,875	$5,155,033	$5,308,358

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	259,315	259,238	N/A	N/A
Class I	364,773	259,562	500,201	519,870

Total	624,088	518,800	500,201	519,870

Net Asset Values and Redemption Prices Per Share:
Class A (a)	$10.99	$10.49	N/A	N/A

Class I	$11.01	$10.49	$10.31	$10.21

Maximum Offering Prices Per Share:
Class A	$11.66	$11.13	N/A	N/A

Maximum Sales Charge - Class A	5.75%	5.75%	N/A	N/A

(a) For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See notes to financial statements.

32

FINANCIAL STATEMENTS

Statements of Operations

For the Period Ended March 31, 2015

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund(a)	International Opportunities Fund(a)
Investment Income:
Dividend income	$133,357	$130,524	$21,943	$29,779
Foreign tax withholding	(12,641)	(12,828)	(1,628)	(3,705)

Total Investment Income	120,716	117,696	20,315	26,074

Expenses:
Investment advisory fees	55,163	68,075	13,887	13,150
Distribution fees - Class A	6,866	6,819	—	—
Accounting fees	43,291	43,273	13,983	13,984
Audit fees	24,725	24,725	31,100	31,100
Legal fees	11,615	14,228	1,558	1,557
Custodian fees	9,170	9,230	3,367	4,174
Insurance fees	5,108	5,108	—	—
Trustees’ fees	29	22	45	45
Transfer agent fees - Class A	3,568	3,682	—	—
Transfer agent fees - Class I	3,900	3,550	2,699	2,684
Shareholder reports	8,301	9,902	1,630	1,630
Registration and filing fees	21,711	21,690	1,019	1,019
Offering costs	64,452	64,415	15,421	15,407
Other fees	20,587	21,983	3,265	4,252

Total expenses before fee waiver/reimbursement	278,486	296,702	87,974	89,002

Expenses waived/reimbursed by:
Advisor	(201,948)	(202,750)	(70,819)	(72,565)

Net Expenses	76,538	93,952	17,155	16,437

Net Investment Income	44,178	23,744	3,160	9,637

Realized/Unrealized Gains (Losses):
Net realized gains (losses) on:
Investment transactions	207,865	133,602	(8,175)	(5,428)
Foreign currency transactions	(7,232)	(5,997)	(697)	(5,310)

Net realized gains (losses)	200,633	127,605	(8,872)	(10,738)

Net change in unrealized appreciation (depreciation) on:
Investments	370,306	99,323	160,260	109,603
Foreign currency transactions	(1,135)	(2,167)	(15)	(144)

Net unrealized gains	369,171	97,156	160,245	109,459

Change in net assets resulting from operations	$613,982	$248,505	$154,533	$108,358

(a) For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

See notes to financial statements.

33

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Emerging Markets Equity Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
From Investment Activities:
Operations:
Net investment income	$44,178	$2,218
Net realized gains (losses) from investments and foreign currency transactions	200,633	(51,442)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	369,171	150,196

Change in net assets resulting from operations	613,982	100,972

Distributions to Class A Shareholders:
From net investment income	(54,630)	—
From net realized gains from investment transactions	(27,392)	—
Distributions to Class I Shareholders:
From net investment income	(63,092)	—
From net realized gains from investment transactions	(30,012)	—

Change in net assets resulting from shareholder distributions	(175,126)	—

Capital Transactions:
Proceeds from shares issued	1,151,428	5,000,000
Distributions reinvested	175,126	—
Cost of shares redeemed	(10)	—

Change in net assets resulting from capital transactions	1,326,544	5,000,000

Net increase in net assets	1,765,400	5,100,972
Net Assets:
Beginning of period	5,100,972	—

End of period	$6,866,372	$5,100,972

Undistributed (Distributions in excess of) net investment income	$(1,382)	$14,942

Share Transactions:
Issued	107,153	500,000
Reinvested	16,936	—
Redeemed	(1)	—

Change in shares resulting from capital transactions	124,088	500,000

(a) For the period from December 20, 2013 (commencement of operations) to March 31, 2014.

See notes to financial statements.

34

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
From Investment Activities:
Operations:
Net investment income	$23,744	$21,792
Net realized gains (losses) from investments and foreign currency transactions	127,605	(28,023)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	97,156	191,712

Change in net assets resulting from operations	248,505	185,481

Distributions to Class A Shareholders:
From net investment income	(49,928)	—
From net realized gains from investment transactions	(37,490)	—
Distributions to Class I Shareholders:
From net investment income	(56,725)	—
From net realized gains from investment transactions	(37,270)	—

Change in net assets resulting from shareholder distributions	(181,413)	—

Capital Transactions:
Proceeds from shares issued	30,762	5,000,000
Distributions reinvested	181,413	—
Cost of shares redeemed	(21,873)	—

Change in net assets resulting from capital transactions	190,302	5,000,000

Net increase in net assets	257,394	5,185,481
Net Assets:
Beginning of period	5,185,481	—

End of period	$5,442,875	$5,185,481

Undistributed (Distributions in excess of) net investment income	$4,952	$29,443

Share Transactions:
Issued	2,846	500,000
Reinvested	17,980	—
Redeemed	(2,026)	—

Change in shares resulting from capital transactions	18,800	500,000

(a) For the period from December 20, 2013 (commencement of operations) to March 31, 2014.

See notes to financial statements.

35

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Global Opportunities Fund
For the Period Ended March 31, 2015(a)
From Investment Activities:
Operations:
Net investment income	$3,160
Net realized gains (losses) from investments and foreign currency transactions	(8,872)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	160,245

Change in net assets resulting from operations	154,533

Distributions to Class I Shareholders:
From net investment income	(1,445)
From net realized gains from investment transactions	—

Change in net assets resulting from shareholder distributions	(1,445)

Capital Transactions:
Proceeds from shares issued	5,000,500
Distributions reinvested	1,445
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	5,001,945

Net increase in net assets	5,155,033
Net Assets:
Beginning of period	—

End of period	$5,155,033

Undistributed net investment income	$16,439

Share Transactions:
Issued	500,051
Reinvested	150
Redeemed	—

Change in shares resulting from capital transactions	500,201

(a) For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

See notes to financial statements.

36

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

International Opportunities Fund
For the Period Ended March 31, 2015(a)
From Investment Activities:
Operations:
Net investment income	$9,637
Net realized gains (losses) from investments and foreign currency transactions	(10,738)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	109,459

Change in net assets resulting from operations	108,358

Distributions to Class I Shareholders:
From net investment income	(1,025)
From net realized gains from investment transactions	—

Change in net assets resulting from shareholder distributions	(1,025)

Capital Transactions:
Proceeds from shares issued	5,200,000
Distributions reinvested	1,025
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	5,201,025

Net increase in net assets	5,308,358
Net Assets:
Beginning of period	—

End of period	$5,308,358

Undistributed net investment income	$18,719

Share Transactions:
Issued	519,763
Reinvested	107
Redeemed	—

Change in shares resulting from capital transactions	519,870

(a) For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$10.20	$10.00

Net investment income(b)	0.07	—
Realized and unrealized gains	1.05	0.20

Total from investment activities	1.12	0.20

Distributions:
Net investment income	(0.22)	—
Realized gains	(0.11)	—

Total distributions	(0.33)	—

Net asset value, end of period	$10.99	$10.20

Total Return:*(c)	11.17%	2.00%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.45%	1.45%(e)
Ratio of Net Investment Income to Average Net Assets	0.64%	0.04%(e)
Ratio of Expenses to Average Net Assets**	4.96%	8.77%(e)

Net assets, end of period (in thousands)	$2,849	$2,550
Portfolio turnover***	37%	11%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

38

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.21	$10.00

Net investment income(b)	0.09	0.01
Realized and unrealized gains	1.05	0.20

Total from investment activities	1.14	0.21

Distributions:
Net investment income	(0.23)	—
Realized gains	(0.11)	—

Total distributions	(0.34)	—

Net asset value, end of period	$11.01	$10.21

Total Return:(c)	11.38%	2.10%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.20%	1.20%(e)
Ratio of Net Investment Income to Average Net Assets	0.87%	0.29%(e)
Ratio of Expenses to Average Net Assets*	4.65%	8.52%(e)

Net assets, end of period (in thousands)	$4,017	$2,551
Portfolio turnover**	37%	11%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$10.37	$10.00

Net investment income(b)	0.03	0.04
Realized and unrealized gains	0.44	0.33

Total from investment activities	0.47	0.37

Distributions:
Net investment income	(0.20)	—
Realized gains	(0.15)	—

Total distributions	(0.35)	—

Net asset value, end of period	$10.49	$10.37

Total Return:*(c)	4.64%	3.70%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.85%	1.85%(e)
Ratio of Net Investment Income to Average Net Assets	0.31%	1.49%(e)
Ratio of Expenses to Average Net Assets**	5.58%	8.96%(e)

Net assets, end of period (in thousands)	$2,719	$2,592
Portfolio turnover***	32%	19%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

40

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.37	$10.00

Net investment income(b)	0.06	0.05
Realized and unrealized gains	0.44	0.32

Total from investment activities	0.50	0.37

Distributions:
Net investment income	(0.23)	—
Realized gains	(0.15)	—

Total distributions	(0.38)	—

Net asset value, end of period	$10.49	$10.37

Total Return:(c)	4.93%	3.70%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.60%	1.60%(e)
Ratio of Net Investment Income to Average Net Assets	0.56%	1.74%(e)
Ratio of Expenses to Average Net Assets*	5.32%	8.71%(e)

Net assets, end of period (in thousands)	$2,724	$2,594
Portfolio turnover**	32%	19%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the period indicated)

For the Period Ended March 31, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Net investment income(b)	0.01
Realized and unrealized gains	0.30

Total from investment activities	0.31

Distributions:
Net investment income	0.00(c)
Realized gains	—

Total distributions	0.00

Net asset value, end of period	$10.31

Total Return:(d)(e)	3.13%

Ratios to Average Net Assets:(f)
Ratio of Net Expenses to Average Net Assets	1.05%
Ratio of Net Investment Income to Average Net Assets	0.19%
Ratio of Expenses to Average Net Assets*	3.46%

Net assets, end of period (in thousands)	$5,155
Portfolio turnover**	11%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Not Annualized.
(e)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(f)	Annualized.

See notes to financial statements.

42

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the period indicated)

For the Period Ended March 31, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Net investment income(b)	0.02
Realized and unrealized gains	0.19

Total from investment activities	0.21

Distributions:
Net investment income	0.00(c)
Realized gains	—

Total distributions	0.00

Net asset value, end of period	$10.21

Total Return:(d)(e)	2.12%

Ratios to Average Net Assets:(f)
Ratio of Net Expenses to Average Net Assets	1.00%
Ratio of Net Investment Income to Average Net Assets	0.59%
Ratio of Expenses to Average Net Assets*	3.50%

Net assets, end of period (in thousands)	$5,308
Portfolio turnover**	8%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Not Annualized.
(e)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(f)	Annualized.

See notes to financial statements.

43

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 23 portfolios. This report includes the following four investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets Small Cap Equity Fund (“Emerging Markets Small Cap Equity Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund offer two share classes: Class A and Class I shares. Global Opportunities Fund and International Opportunities Fund offer Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

2. Significant Accounting Policies:

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the close of regular trading on the exchange and are categorized as Level 1 in the fair value hierarchy. An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will be generally categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

44

NOTES TO FINANCIAL STATEMENTS

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is

45

NOTES TO FINANCIAL STATEMENTS

intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

—  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

—  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

—  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of each Fund’s investments as of March 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Investments in Securities
Common Stocks:
Brazil	$383,593	$—	$—	$383,593
Chile	166,988	—	—	166,988
China	198,473	1,333,189	—	1,531,662
India	779,911	—	—	779,911
Indonesia	—	214,190	—	214,190
Jordan	—	124,101	—	124,101
Korea	—	413,444	—	413,444

46

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks: (continued)
Malaysia	$—	$267,350	$—	$267,350
Mexico	160,375	—	—	160,375
Nigeria	—	47,502	—	47,502
Peru	167,631	—	—	167,631
Philippines	—	228,457	—	228,457
Poland	—	72,040	—	72,040
Russia	77,596	—	—	77,596
South Africa	—	655,862	—	655,862
Taiwan	277,064	400,378	—	677,442
Thailand	—	69,813	—	69,813
Turkey	—	64,010	—	64,010
United Arab Emirates	—	171,441	—	171,441

Total Common Stocks	2,211,631	4,061,777	—	6,273,408

Equity Linked Securities
India	—	67,702	—	67,702
Preferred Stock
China	—	—	25,761	25,761
Korea	—	267,361	—	267,361
Investment Company	170,378	—	—	170,378

Total Investments	$2,382,009	$4,396,840	$25,761	$6,804,610

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Small Cap Equity Fund Investments in Securities
Common Stocks:
Brazil	$173,778	$—	$—	$173,778
Chile	206,657	64,491	—	271,148
China	283,507	498,025	—	781,532
Egypt	—	21,465	—	21,465
Georgia	—	61,563	—	61,563
Indonesia	—	268,045	—	268,045
Jordan	—	94,421	—	94,421
Korea	—	361,825	—	361,825
Malaysia	—	196,963	—	196,963
Mexico	122,915	—	—	122,915
Nigeria	26,160	26,390	—	52,550
Oman	—	67,005	—	67,005
Peru	19,377	—	—	19,377
Philippines	—	211,721	—	211,721
South Africa	—	479,365	—	479,365
Taiwan	—	723,586	—	723,586
Thailand	—	499,588	—	499,588
United Arab Emirates	—	52,696	—	52,696

Total Common Stocks	832,394	3,627,149	—	4,459,543

47

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Linked Securities
India	$—	$366,189	$—	$366,189
United Arab Emirates	—	131,885	—	131,885
Exchange Traded Funds
India	283,320	—	—	283,320
Preferred Stock
Korea	—	120,376	—	120,376
Philippines	—	—	130	130
Convertible Bonds
Oman	—	—	1,813	1,813
Investment Company	114,567	—	—	114,567

Total Investments	$1,230,281	$4,245,599	$1,943	$5,477,823

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Investments in Securities
Common Stocks:
Belgium	$—	$195,586	$—	$195,586
Canada	155,644	—	—	155,644
France	—	149,804	—	149,804
Germany	—	203,636	—	203,636
Hong Kong	—	116,780	—	116,780
India	182,559	—	—	182,559
Japan	—	202,431	—	202,431
Netherlands	—	103,407	—	103,407
South Africa	—	182,995	—	182,995
Switzerland	—	231,735	—	231,735
Taiwan	192,536	—	—	192,536
United Kingdom	—	258,487	—	258,487
United States	2,917,970	—	—	2,917,970

Total Common Stocks	3,448,709	1,644,861	—	5,093,570
Investment Company	77,361	—	—	77,361

Total Investments	$3,526,070	$1,644,861	$—	$5,170,931

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Investments in Securities
Common Stocks:
Australia	$—	$107,160	$—	$107,160
Belgium	—	228,937	—	228,937
Canada	184,854	—	—	184,854
France	—	406,702	—	406,702
Germany	—	437,728	—	437,728
Hong Kong	—	223,514	—	223,514
India	194,337	—	—	194,337
Indonesia	—	44,822	—	44,822
Japan	—	840,619	—	840,619
Netherlands	—	107,360	—	107,360
South Africa	—	219,349	—	219,349

48

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks: (continued)
Spain	$—	$71,099	$—	$71,099
Sweden	—	157,130	—	157,130
Switzerland	—	733,519	—	733,519
Taiwan	183,144	—	—	183,144
Thailand	—	138,520	—	138,520
United Kingdom	134,543	853,642	—	988,185

Total Common Stocks	696,878	4,570,101	—	5,266,979

Investment Company	52,687	—	—	52,687

Total Investments	$749,565	$4,570,101	$—	$5,319,666

The Funds did not have any liabilities that were measured at fair value on a recurring basis at March 31, 2015.

During the period ended March 31, 2015, the Funds except Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund recognized no transfers to/from Level 1 or Level 2. For the Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund, transfers to Level 2 from Level 1 in the amount of $122,225 and $204,439, respectively were due to the absence of an active trading market for the securities on March 31, 2015. Emerging Markets Small Cap Equity Fund securities were transferred from Level 2 to Level 1 in the amount of $26,160 since the trading market became active for the securities. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the period utilizing fair value at the beginning of the period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund
	Preferred Stocks (China)	Preferred Stocks (Philippines)	Corporate Bonds (Oman)	Convertible Bonds (Oman)
Balance as of 3/31/14 (value)	$—	$—	$2,026	$—
Purchases	25,761	133	—	1,831
Sales	—	—	(2,155)	—
Realized gains	—	—	127	—
Change in unrealized appreciation (depreciation)	—	(3)*	2	(18)*

Balance as of 3/31/15 (value)	$25,761	$130	$—	$1,813

    * Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at March 31, 2015.

The Funds’ assets assigned to the Level 3 category were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

The significant unobservable inputs used in fair value measurement of the Funds’ investments are (i) an estimation of a normalized earnings level for the company and (ii) the likelihood of achieving normalized earnings. Significant changes in any of those inputs in isolation would result in a

49

NOTES TO FINANCIAL STATEMENTS

significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no Repurchase Agreements held at March 31, 2015.

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Funds were incurred by the Funds. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statement of Operations. Unamortized offering costs are included in prepaid expenses on the Statement of Assets and Liabilities.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations,

50

NOTES TO FINANCIAL STATEMENTS

which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., foreign currency transactions and non deductible expenses), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended March 31, 2015, permanent difference reclassification amounts were as follows:

	Decrease Paid in Capital	Increase Undistributed Net Investment Income/(Loss)	Increase Accumulated Realized Gain/(Loss)
Emerging Markets Equity Fund	$(64,452)	$57,220	$7,232
Emerging Markets Small Cap Equity Fund	(64,415)	58,418	5,997
Global Opportunities Fund	(15,421)	14,724	697
International Opportunities Fund	(15,417)	10,107	5,310

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Markets Equity Fund	0.95%
Emerging Markets Small Cap Equity Fund	1.25%
Global Opportunities Fund	0.85%
International Opportunities Fund	0.80%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Class A and Class I shares of each Fund to the following levels.

	Class A Annual Rate	Class I Annual Rate
Emerging Markets Equity Fund	1.45%	1.20%
Emerging Markets Small Cap Equity Fund	1.85%	1.60%
Global Opportunities Fund	N/A	1.05%
International Opportunities Fund	N/A	1.00%

This expense limitation agreement is in place until January 31, 2016. Each Fund will carry forward, for a period not to exceed 3 years from the end of the fiscal year in which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At March 31, 2015, the amounts subject to possible recoupment under the expense limitation agreement are $299,045, $298,453, $70,819 and $72,565 for the Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund, respectively.

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment. There were no voluntary waivers for the year ended March 31, 2015.

51

NOTES TO FINANCIAL STATEMENTS

The Funds are sub-advised by RBC GAM (UK), which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $41,500 ($35,000 prior to October 1, 2014). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

In conjunction with the launch of each of the Funds, the Advisor invested seed capital to provide the Fund with each of the Fund’s initial investment assets. The table below shows, as of March 31, 2015, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund
Emerging Markets Equity Fund	$6,866,372	516,149	82.7%
Emerging Markets Small Cap Equity Fund	$5,442,875	517,929	99.8%
Global Opportunities Fund	$5,155,033	500,150	100.0%
International Opportunities Fund	$5,308,358	500,107	96.2%

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.25%.

Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board of Trustees has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2015, there were no fees waived by the Distributor.

For the year ended March 31, 2015, the Distributor received commissions of $1,613 from front-end sales charges of Class A shares of the Funds, of which $235 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended March 31, 2015.

52

NOTES TO FINANCIAL STATEMENTS

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2015 were as follows:

	Purchases	Sales
Emerging Markets Equity Fund	$3,140,721	$2,107,725
Emerging Markets Small Cap Equity Fund	$1,753,525	$1,742,592
Global Opportunities Fund	$5,521,225	$575,918
International Opportunities Fund	$5,570,781	$408,641

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized below:

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,768	$2,500,000	$25,406	$2,500,000
Distributions reinvested	82,022	—	87,418	—
Cost of shares redeemed	(10)	—	(19,020)	—

Change in Class A	$96,780	$2,500,000	$93,804	$2,500,000

Class I
Proceeds from shares issued	$1,136,660	$2,500,000	$5,356	$2,500,000
Distributions reinvested	93,104	—	93,995	—
Cost of shares redeemed	—	—	(2,853)	—

Change in Class I	$1,229,764	$2,500,000	$96,498	$2,500,000

Change in net assets resulting from capital transactions	$1,326,544	$5,000,000	$190,302	$5,000,000

SHARE TRANSACTIONS:
Class A
Issued	1,376	250,000	2,341	250,000
Reinvested	7,940	—	8,664	—
Redeemed	(1)	—	(1,767)	—

Change in Class A	9,315	250,000	9,238	250,000

Class I
Issued	105,777	250,000	505	250,000
Reinvested	8,996	—	9,316	—
Redeemed	—	—	(259)	—

Change in Class I	114,773	250,000	9,562	250,000

Change in shares resulting from capital transactions	124,088	500,000	18,800	500,000

53

NOTES TO FINANCIAL STATEMENTS

	Global Opportunities Fund	International Opportunities Fund
	For the Period Ended March 31, 2015(b)	For the Period Ended March 31, 2015(b)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$5,000,500	$5,200,000
Distributions reinvested	1,445	1,025
Cost of shares redeemed	—	—

Change in Class I	$5,001,945	$5,201,025

Change in net assets resulting from capital transactions	$5,001,945	$5,201,025

SHARE TRANSACTIONS:
Class I
Issued	500,051	519,763
Reinvested	150	107
Redeemed	—	—

Change in Class I	500,201	519,870

Change in shares resulting from capital transactions	500,201	519,870

(a) For the period from December 20, 2013 (commencement of operations) to March 31, 2014.

(b) For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax years ended March 31 of the years 2014 and 2015 for Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund, and the period ended March 31, 2015 for Global Opportunities Fund and International Opportunities Fund), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of March 31, 2015, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$6,287,845	$774,157	$(257,392)	$516,765
Emerging Markets Small Cap Equity Fund	5,187,551	784,181	(493,909)	290,272
Global Opportunities Fund	5,010,756	289,369	(129,194)	160,175
International Opportunities Fund	5,211,646	261,679	(153,659)	108,020

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

There were no distributions during the year ended March 31, 2014 for the Funds.

54

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the year ended March 31, 2015 were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
Emerging Markets Equity Fund	$175,126	$175,126
Emerging Markets Small Cap Equity Fund	181,413	181,413
Global Opportunities Fund	1,445	1,445
International Opportunities Fund	1,025	1,025

As of March 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Undistributed Ordinary Income	$105,435	$35,568	$16,439	$18,719
Undistributed Long Term Gain	—	8,363	—	—

Accumulated Earnings	105,435	43,931	16,439	18,719
Distributions Payable	—	—	—	—
Accumulated Capital Loss Carryforwards	—	—	(8,090)	(3,845)
Deferred Qualified Late-Year Losses	(1,382)	—	—	—
Unrealized Appreciation/(Depreciation)	515,909	288,753	160,160	107,876

Total Accumulated Earnings/(Losses)	$619,962	$332,684	$168,509	$122,750

During the year ended March 31, 2015, the Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund utilized capital loss carryforwards of $48,338 and $19,125, respectively.

As of March 31, 2015, the Global Opportunities Fund and International Opportunities Fund had a short-term capital loss carryforward of $8,090 and $3,845, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Markets Equity Fund deferred a qualified late-year ordinary loss of $1,382 which will be treated as arising on the first business day of the year ended March 31, 2016.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, and may also limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in certain situations, such as where the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the period ended March 31, 2015, there were no redemption fees collected by the Funds.

55

NOTES TO FINANCIAL STATEMENTS

9. Soft Dollars:

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a Fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of March 31, 2015, the Funds had not used soft dollar arrangements. Fund management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Subsequent Events:

Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Global Opportunities Fund and RBC International Opportunities Fund (collectively the “Funds”), four of the portfolios constituting the RBC Funds Trust (the “Trust”), as of March 31, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the RBC Funds Trust referred to above, as of March 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 21, 2015

57

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2015, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Markets Equity Fund	0.03%
Emerging Markets Small Cap Equity Fund	0.02%
Global Opportunities Fund	0.07%

For the year ended March 31, 2015, the following Funds had a qualified short term gains percentage of:

Qualified Short-term Gains
Emerging Markets Equity Fund	100.00%
Emerging Markets Small Cap Equity Fund	100.00%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2015 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Global Opportunities Fund	48.60%

For the year ended March 31, 2015, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Markets Equity Fund	28.42%
Emerging Markets Small Cap Equity Fund	35.98%
Global Opportunities Fund	100.00%
International Opportunities Fund	100.00%

For the year ended March 31, 2015, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income
Emerging Markets Equity Fund	46.00%
Emerging Markets Small Cap Equity Fund	57.42%
International Opportunities Fund	100.00%

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2015 as follows:

Foreign Taxes Paid
Emerging Markets Equity Fund	$6,384
Emerging Markets Small Cap Equity Fund	4,337
International Opportunities Fund	2,318

58

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia (2006 to 2010); Franklin Street Partners (2014 to present)

Leslie H. Garner Jr. (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to present)

John A. MacDonald (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

59

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (62)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to present); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC (2005 to 2014); Balance Innovations LLC (2014); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (51)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (51)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Kathleen A. Hegna (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

60

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (46)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Lee Thoresen (43)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Capital Markets, LLC (2006 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

61

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Emerging Markets Equity Funds offer two share classes. These two share classes are the A and I classes. The Global Opportunities Fund and International Opportunities Fund only offer Class I shares.

Class A

Class A shares of all Funds are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

62

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015 for Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund and December 3, 2014 (commencement of operations) through March 31, 2015 for Global Opportunities Fund and International Opportunities Fund.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period* 10/1/14-3/31/15	Annualized Expense Ratio During Period 10/1/14-3/31/15
Emerging Markets Equity Fund	Class A	$1,000.00	$1,044.10	$7.39	1.45%
	Class I	1,000.00	1,044.20	6.12	1.20%

Emerging Markets Small Cap Equity Fund	Class A	1,000.00	991.90	9.19	1.85%
	Class I	1,000.00	992.80	7.95	1.60%

		Beginning Account Value 12/3/14	Ending Account Value 3/31/15	Expenses Paid During Period** 12/3/14-3/31/15	Annualized Expense Ratio During Period 12/3/14-3/31/15
Global Opportunities Fund	Class I	$1,000.00	$1,031.30	$3.45	1.05%

International Opportunities Fund	Class I	1,000.00	1,021.20	3.27	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

**Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 118/365 (to reflect period since inception).

63

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period* 10/1/14-3/31/15	Annualized Expense Ratio During Period 10/1/14-3/31/15
Emerging Markets Equity Fund	Class A	$1,000.00	$1,017.70	$7.29	1.45%
	Class I	1,000.00	1,018.95	6.04	1.20%

Emerging Markets Small Cap Equity Fund	Class A	1,000.00	1,015.71	9.30	1.85%
	Class I	1,000.00	1,016.95	8.05	1.60%

		Beginning Account Value 12/3/14	Ending Account Value 3/31/15	Expenses Paid During Period** 12/3/14-3/31/15	Annualized Expense Ratio During Period 12/3/14-3/31/15
Global Opportunities Fund	Class I	$1,000.00	$1,012.77	$3.42	1.05%

International Opportunities Fund	Class I	1,000.00	1,012.93	3.25	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

**Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 118/365 (to reflect period since inception).

64

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

This section provides information regarding the approval of the Investment Advisory Agreement and Sub-Advisory Agreement (together, the “Advisory Agreements”) for the RBC Global Opportunities Fund and RBC International Opportunities Fund (the “Funds”). RBC Global Asset Management (U.S.) Inc. (the “Advisor”) serves as investment advisor for the Funds and RBC Global Asset Management (UK) Limited (the “Sub-Advisor”) serves as the Funds’ sub-advisor.

In September 2014, the Trustees considered approval of the Advisory Agreements for the Funds. The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals from the Sub-Advisor responsible for managing the Funds, to discuss the information provided and the Advisor’s and Sub-Advisor’s management of the Funds.

In addition to considering the information presented in connection with the September 23, 2014 meeting, the Trustees also considered the information regarding the capabilities of the Advisor and Sub-Advisor presented in connection with a Special Meeting on September 18, 2014, related to the proposed renewals of other agreements with the Advisor, and considered information provided at regular quarterly Board and Committee meetings throughout the year. In connection with their deliberations, the independent Trustees were advised by their independent legal counsel with regard to the information and materials considered, the Trustees’ responsibilities with regard to the information and materials, and the Trustees’ responsibilities under relevant laws and regulations.

As part of their review of the Advisory Agreements, the Trustees requested and considered information regarding the advisory services to be performed by the Advisor and Sub-Advisor for the Funds, the staffing and qualifications of the personnel responsible for operating and managing the Funds, the relevant experience of the Sub-Advisor, and the performance information for products the Sub-Advisor manages in a style similar to that of the Funds in addition to applicable benchmarks and peer group information. The Trustees focused their consideration of the Advisory Agreements on reviewing the nature, quality, and extent of the services to be provided under the Advisory Agreements and, with respect to the Sub-Advisor, its experience managing accounts with investment objectives similar to those of the Funds.

The Trustees also reviewed information regarding the anticipated expense structure of the Funds along with comparative information on the services to be rendered to — and fees to be paid by — the Funds. No contractual advisory fee breakpoints were established, however, the Trustees determined to evaluate fee and expense levels and breakpoints going forward as profitability and economies of scale information for the Funds is developed over time. The Trustees viewed favorably the Advisor’s agreement to limit the annual expenses of the Funds. The Trustees concluded that the Funds’ advisory and sub-advisory fees proposed to be payable to the Advisor and Sub-Advisor, respectively, were fair and reasonable in light of the level and quality of the services to be provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length.

Based upon their review, the Trustees determined that they were satisfied with the nature, extent, and quality of the services to be provided by both the Advisor and Sub-Advisor and it is in the interests of the Funds and their shareholders for the Trustees to approve the Advisory Agreements for the Funds. In arriving at their collective decision to approve the Advisory Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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68

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2015.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-15

	RBC Funds

About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of Contents
	Letter from the CIO	1
	Portfolio Managers	3
	Performance Summary	4
	Management Discussion and Analysis (Unaudited)
	- RBC Short Duration Fixed Income Fund	6
	- RBC Ultra-Short Fixed Income Fund	8
	Schedules of Portfolio Investments	10
	Financial Statements
	- Statements of Assets and Liabilities	20
	- Statements of Operations	22
	- Statements of Changes in Net Assets	23
	Financial Highlights	25
	Notes to Financial Statements	29
	Report of Independent Registered Public Accounting Firm	40
	Other Federal Income Tax Information	41
	Management (Unaudited)	42
	Share Class Information (Unaudited)	45
	Supplemental Information (Unaudited)	46

LETTER FROM THE CIO

Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the Funds now have one year track records of delivering what we see as high quality, diversified fixed income vehicles to clients seeking shorter duration investment solutions.

During the preceding annual period (April 1, 2014-March 31st, 2015) the Funds outperformed their benchmarks. The Short Duration Fixed Income Fund had a net total return of 1.51% (Class I shares) compared to a return of 1.13% for the BofA Merrill Lynch 1-3 Year Corporate/Government Bond Index. The Ultra-Short Fixed Income Fund had a net total return of 0.83% (Class I shares) compared to a return of 0.25% for the BofA Merrill Lynch 1-Year U.S. Treasury Bill Index.

One of the overriding factors for the Funds in the last 12 months was that persistently low monetary policy rates continued to depress short-term rates. Beyond the one-year investment horizon, interest rates have shifted higher in anticipation of the beginning of Federal Reserve action to raise interest rates. While the labor market has reached the level at which Fed can begin raising rates, it would like to see stronger wage growth and higher inflation. However, the Fed has now dropped “patient” in its statement to describe the potential duration of the 0% rate policy. It now appears to be on track to raise rates later in 2015. We will remain watchful for potential bouts of volatility in the months ahead as rising interest rates have the potential to negatively impact the market.

From a more general perspective, credit spreads continued to remain fairly tight across the various sectors that are employed in short-term portfolios. There continued to be strong demand for high quality, shorter-term corporate and municipal instruments. Yields on agency securities were only marginally better than those on direct Treasury obligations.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a well diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Sincerely,

Michael Lee, CFA
CEO, President and Chief Investment Officer
RBC Global Asset Management (U.S.) Inc.

1

LETTER FROM THE CIO

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in Mortgage related securities including pass-through securities and Collateralized Mortgage Obligations include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are more fully described in the prospectus.

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The BofA Merrill Lynch 1-Year U.S. Treasury Bill Index is an unmanaged index tracking U.S. government securities with 1 year remaining to maturity. You cannot invest directly in this index.

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM (US). In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM (US)’s government mandates. Brian joined RBC GAM (US) in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM (US), he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brandon T. Swensen, CFA

Vice-President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

3

PERFORMANCE SUMMARY

Average Annual Total Returns as of March 31, 2015 (Unaudited)

	1 Year	Since Inception(a)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
RBC Short Duration Fixed Income Fund - At Net Asset Value
Class F	1.42%	1.24%	0.45%	2.07%
Class I	1.51%	1.66%	0.35%	1.68%

BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index (b)	1.13%	1.10%

RBC Ultra-Short Fixed Income Fund - At Net Asset Value
Class F	0.62%	0.77%	0.40%	3.04%
Class I	0.83%	0.77%	0.30%	1.65%

BofA Merrill Lynch 1-Year U.S. Treasury Bill Index (b)	0.25%	0.24%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us. Please see footnotes below.

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is an unmanaged index that tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market with a remaining term to final maturity less than 3 years, including US Treasury, US agency, foreign government, supranational and corporate securities.

The BofA Merrill Lynch 1-Year U.S. Treasury Bill Index is an unmanaged index tracking U.S. government securities with 1 year remaining to maturity.

(1) The Funds’ expenses reflect the most recent fiscal year end (March 31, 2015).

(2) The Adviser has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2016.

(a) The inception date (commencement date) is March 3, 2014 for Class F shares and December 30, 2013 for Class I shares.

(b) Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

4

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5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Short Duration Fixed Income Fund
Investment Objective	Seeks to achieve a high level of current income consistent with preservation of capital.
Performance

For the year ended March 31, 2015, the Fund had a total return of 1.51% (Class I). That compares to a return of 1.13% for the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—    The Fund’s allocation to corporate bonds was a positive contributor to relative returns.

—    In addition, security selection within the industrial sector contributed to the Fund’s performance relative to the benchmark.

—    Allocations to asset-backed securities also factored positively in the Fund’s performance.

Factors That Detracted From Relative Returns	— Persistently low monetary policy rates continued to depress short-term rates and detracted from the Fund’s returns.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Current income and capital appreciation.				Investment Objective
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index				Benchmark
				Asset Allocation (as of 3/31/15) (% of Fund’s investments)

PNC Funding Corp., 5.63%, 2/1/17	1.88%	DIRECTV Holdings LLC/DIRECTV	1.82%	Top Ten Holdings (as of 3/31/15) (% of Fund’s net assets)
Citigroup, Inc., 5.50%, 2/15/17	1.88%	Financing Co., Inc., 5.20%, 3/15/20
Bank of America, N.A., 5.30%, 3/15/17	1.87%	Actavis Funding SCS, 3.00%, 3/12/20	1.79%
		Zimmer Holdings, Inc., 2.70%, 4/1/20	1.78%
JPMorgan Chase Bank, N.A., 5.88%, 6/13/16	1.85%	Macquarie Equipment Funding Trust, Series 2014-A, Class B, 1.99%, 7/20/21	1.77%
Xerox Corp., 6.40%, 3/15/16	1.84%
Santander Drive Auto Receivables Trust, Series 2013-4, Class D, 3.92%, 1/15/20	1.82%
*A listing of all portfolio holdings can be found beginning on page 10.
				Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Ultra-Short Fixed Income Fund
Investment Objective	Seeks to achieve a high level of current income consistent with preservation of capital.
Performance

For the year ended March 31, 2015, the Fund had a total return of 0.83% (Class I). That compares to a return of 0.25% for the BofA Merrill Lynch 1- Year U.S. Treasury Bill Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—    The Fund’s allocation to corporate bonds was a positive contributor to relative returns.

—    In addition, security selection within the industrial sector contributed to the Fund’s performance relative to the benchmark.

—    Allocations to asset-backed securities and mortgage-backed securities also factored positively in the Fund’s performance.

Factors That Detracted From Relative Returns	— Persistently low monetary policy rates continued to depress short-term rates and detracted from the Fund’s returns.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Current income and capital appreciation.				Investment Objective
BofA Merrill Lynch 1-Year US Treasury Bill Index				Benchmark
				Asset Allocation (as of 3/31/15) (% of Fund’s investments)

AT&T, Inc., 1.60%, 2/15/17	2.07%	Santander Drive Auto Receivables Trust, Series 2013-3, Class D, 2.42%, 4/15/19	1.74%	Top Ten Holdings (as of 3/31/15) (% of Fund’s net assets)
JPMorgan Chase Bank, N.A., 5.88%, 6/13/16	1.82%
Santander Drive Auto Receivables Trust, Series 2013-4, Class D, 3.92%, 1/15/20	1.79%	Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36%, 4/15/20	1.73%
Actavis Funding SCS, 2.35%, 3/12/18	1.74%	Sumitomo Mitsui Banking Corp., 1.45%, 7/19/16	1.73%
Macquarie Equipment Funding Trust, Series 2014-A, Class B, 1.99%, 7/20/21	1.74%	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	1.73%
		Citigroup, Inc., 0.94%, 11/15/16	1.72%
*A listing of all portfolio holdings can be found beginning on page 15.
				Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

9

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund

March 31, 2015

Principal Amount		Value
Asset Backed Securities — 19.44%
$ 150,000	AmeriCredit Automobile Receivables Trust, Series 2012-3, Class E, 4.46%, 11/8/19(a)	$156,102
150,000	AmeriCredit Automobile Receivables Trust, Series 2013-1, Class D, 2.09%, 2/8/19	149,550
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.60%, 7/8/19	149,296
250,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	251,113
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	150,914
61,832	Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M1, 1.06%, 12/25/34(b)	61,800
122,431	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M1, 0.83%, 4/25/36(b)	119,555
250,000	GE Equipment Transportation LLC, Series 2013-1, Class C, 1.54%, 3/24/21	249,653
250,000	Macquarie Equipment Funding Trust, Series 2014-A, Class B, 1.99%, 7/20/21(a)	252,601
250,000	Santander Drive Auto Receivables Trust, Series 2013-3, Class D, 2.42%, 4/15/19	252,455
250,000	Santander Drive Auto Receivables Trust, Series 2013-4, Class D, 3.92%, 1/15/20	259,632
100,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class B, 1.62%, 2/15/19	100,486
150,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33%, 11/15/19	150,761
250,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	250,198
224,191	Structured Asset Securities Corp., Class 2005-NC1, Class M1, 0.64%, 2/25/35(b)	221,902

Total Asset Backed Securities (Cost $2,774,461)		2,776,018

Collateralized Mortgage Obligations — 10.58%
79,244	Adjustable Rate Mortgage Trust, Series 2004-2, Class 7A2, 1.01%, 2/25/35(b)	78,561
202,489	BCAP LLC Trust, Series 2010-RR7, Class 12A6, 6.00%, 8/26/36(a)	211,558
178,187	Citigroup Mortgage Loan Trust, Inc., Series 2012-11, Class 3A1, 0.46%, 12/25/35(a)(b)	173,370
195,133	Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2010-RS2, Class A3, 3.79%, 6/28/47(a)(b)	195,677
138,881	JP Morgan Resecuritization Trust, Series 2014-1, Class 9A3, 0.46%, 12/26/35(a)(b)	135,409
133,511	Nomura Asset Acceptance Corp Alternative Loan Trust, Series 2005-AR1, Class 1A2, 2.69%, 2/25/35(b)	134,161
188,075	RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 2.41%, 8/26/35(a)(b)	188,613

10

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2015

Principal Amount		Value
$ 52,499	Springleaf Mortgage Loan Trust, Series 2013-1A, Class A, 1.27%, 6/25/58(a)(b)	$52,340
135,393	Springleaf Mortgage Loan Trust, Series 2013-2A, Class A, 1.78%, 12/25/65(a)(b)	134,257
207,071	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 9/25/57(a)(b)	206,694

Total Collateralized Mortgage Obligations (Cost $1,522,295)		1,510,640

Corporate Bonds — 65.13%
Banks — 11.89%
250,000	Bank of America, N.A., 5.30%, 3/15/17	266,998
250,000	Citigroup, Inc., 5.50%, 2/15/17	268,097
200,000	ING Bank NV, 3.75%, 3/7/17(a)	209,106
250,000	JPMorgan Chase Bank, N.A., 5.88%, 6/13/16	263,939
200,000	Morgan Stanley, 6.25%, 8/28/17	220,942
250,000	PNC Funding Corp., 5.63%, 2/1/17	268,752
200,000	Wachovia Corp., 0.54%, 6/15/17(b)	199,524

		1,697,358

Consumer Discretionary — 7.12%
100,000	Constellation Brands, Inc., 7.25%, 5/15/17	110,375
230,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.20%, 3/15/20	259,589
100,000	Hyundai Capital America, 2.00%, 3/19/18(a)	101,602
123,000	L Brands, Inc., 6.90%, 7/15/17	135,300
200,000	Southwest Airlines Co., 2.75%, 11/6/19	204,553
200,000	Tyson Foods, Inc., 2.65%, 8/15/19	204,790

		1,016,209

Finance - Diversified — 3.38%
150,000	American Tower Corp. REIT, 7.00%, 10/15/17	168,937
100,000	General Motors Financial Co., Inc., 4.75%, 8/15/17	105,320
200,000	Santander Holdings USA, Inc., 3.45%, 8/27/18	208,124

		482,381

Health Care — 6.03%
250,000	Actavis Funding SCS, 2.45%, 6/15/19	251,029
250,000	Actavis Funding SCS, 3.00%, 3/12/20	255,771
100,000	EMD Finance LLC, 2.40%, 3/19/20(a)	101,123
250,000	Zimmer Holdings, Inc., 2.70%, 4/1/20	253,487

		861,410

Industrials — 5.48%
150,000	Case New Holland, Inc., 7.88%, 12/1/17	166,170
200,000	CSX Corp., 7.90%, 5/1/17	226,779
65,000	Eaton Corp., 5.60%, 5/15/18	72,446

11

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2015

Principal Amount		Value
$ 97,000	L-3 Communications Corp., 1.50%, 5/28/17	$96,392
200,000	L-3 Communications Corp., 3.95%, 11/15/16	207,822
12,000	Owens Corning, 6.50%, 12/1/16	12,902

		782,511

Information Technology — 3.24%
200,000	Fidelity National Information Services, Inc., 1.45%, 6/5/17	199,835
250,000	Xerox Corp., 6.40%, 3/15/16	262,698

		462,533

Insurance — 2.32%
100,000	Genworth Holdings, Inc., 8.63%, 12/15/16	107,200
201,000	Prudential Financial, Inc., 6.00%, 12/1/17	224,382

		331,582

Materials — 8.25%
150,000	ArcelorMittal, 5.25%, 2/25/17	156,000
150,000	CF Industries, Inc., 6.88%, 5/1/18	171,003
200,000	Dow Chemical Co. (The), 8.55%, 5/15/19	250,404
200,000	Georgia-Pacific LLC, 2.54%, 11/15/19(a)	202,768
150,000	International Paper Co., 7.95%, 6/15/18	177,189
200,000	LyondellBasell Industries NV, 5.00%, 4/15/19	220,553

		1,177,917

Media — 4.13%
150,000	21st Century Fox America, Inc., 8.25%, 8/10/18	180,426
150,000	CBS Corp., 4.63%, 5/15/18	162,615
200,000	Time Warner Cable, Inc., 8.75%, 2/14/19	246,890

		589,931

Oil & Gas — 10.31%
200,000	Anadarko Petroleum Corp., 8.70%, 3/15/19	244,495
200,000	Enbridge Energy Partners LP, 6.50%, 4/15/18	222,803
110,000	Enterprise Products Operating LLC, 7.03%, 1/15/68(b)	118,924
150,000	Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	153,104
135,000	Marathon Oil Corp., 6.00%, 10/1/17	149,897
200,000	Newfield Exploration Co., 6.88%, 2/1/20	207,040
100,000	Pioneer Natural Resources Co., 5.88%, 7/15/16	105,555
50,000	Southwestern Energy Co., 3.30%, 1/23/18	50,959
200,000	Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/1/17	219,718

		1,472,495

Telecommunication Services — 1.47%
200,000	CenturyLink, Inc., 5.15%, 6/15/17	209,500

12

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2015

Principal Amount		Value
Utilities — 1.51%
$ 200,000	Southwestern Electric Power Co., 5.55%, 1/15/17	$215,560

Total Corporate Bonds (Cost $9,259,078)		9,299,387

Municipal Bonds — 0.70%
California — 0.70%
100,000	University of California Revenue Bonds, Series Y-1, 0.67%, 7/1/41(b)	100,002

Total Municipal Bonds (Cost $100,000)		100,002

U.S. Government Agency Backed Mortgages — 1.91%
Fannie Mae — 0.85%
9,854	Series 2001-70, Class OF, 1.12%, 10/25/31(b)	10,051
12,788	Series 2002-55, Class QE, 5.50%, 9/25/17	13,276
20,968	Series 2005-68, Class BC, 5.25%, 6/25/35	22,706
7,474	Series 2009-87, Class FX, 0.92%, 11/25/39(b)	7,609
64,469	Series 2012-3, Class EA, 3.50%, 10/25/29	67,913

		121,555

Freddie Mac — 1.06%
8,012	Series 2448, Class FT, 1.17%, 3/15/32(b)	8,191
8,175	Series 2488, Class FQ, 1.17%, 3/15/32(b)	8,361
60,202	Series 2627, Class MW, 5.00%, 6/15/23	65,755
7,581	Series 3725, Class A, 3.50%, 9/15/24	7,935
9,133	Series 3770, Class FP, 0.67%, 11/15/40(b)	9,198
50,235	Series 4027, Class GD, 2.00%, 10/15/25	51,190

		150,630

Total U.S. Government Agency Backed Mortgages (Cost $267,247)		272,185

Shares
Investment Company — 1.15%
163,927	RBC Prime Money Market Fund, Institutional Class 1(c)	163,927

Total Investment Company (Cost $163,927)		163,927

13

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2015

Value
Total Investments	$14,122,159
(Cost $14,087,008)(d) — 98.91%

Other assets in excess of liabilities — 1.09%	155,260

NET ASSETS — 100.00%	$14,277,419

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2015.
(c)	Affiliated investment.
(d)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

Financial futures contracts as of March 31, 2015:

Long Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
90-Day Euro Dollar	14	June, 2017	$34,475	USD	3,406,375	Barclays Plc
90-Day Euro Dollar	14	September, 2017	13,475	USD	3,423,175	Barclays Plc

Total			$47,950

Short Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
90-Day Euro Dollar	13	March, 2018	$(36,388)	USD	3,148,288	Barclays Plc
90-Day Euro Dollar	5	June, 2018	(14,125)	USD	1,209,688	Barclays Plc
90-Day Euro Dollar	11	September, 2018	(31,212)	USD	2,659,112	Barclays Plc
90-Day Euro Dollar	2	December, 2018	(5,650)	USD	483,125	Barclays Plc
90-Day Euro Dollar	9	June, 2019	(25,313)	USD	2,171,475	Barclays Plc
90-Day Euro Dollar	4	September, 2019	(11,250)	USD	964,500	Barclays Plc
Five Year U.S. Treasury Bonds	2	June, 2015	(1,484)	USD	238,937	Barclays Plc

Total			$(125,422)

See notes to financial statements.

14

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund

March 31, 2015

Principal Amount		Value
Asset Backed Securities — 23.23%
$250,000	Ally Auto Receivables Trust, Series 2014-SN2, Class A4, 1.21%, 2/20/19	$ 249,734
150,000	AmeriCredit Automobile Receivables Trust, Series 2012-3, Class E, 4.46%, 11/8/19(a)	156,102
150,000	AmeriCredit Automobile Receivables Trust, Series 2013-1, Class D, 2.09%, 2/8/19	149,550
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.60%, 7/8/19	149,296
250,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	251,113
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	150,914
61,832	Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class M1, 1.06%, 12/25/34(b)	61,800
100,000	CNH Equipment Trust, Series 2012-D, Class A4, 0.87%, 11/15/19	99,802
121,328	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M1, 0.83%, 4/25/36(b)	118,478
250,000	Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05%, 3/20/20(a)	250,120
250,000	GE Equipment Transportation LLC, Series 2013-1, Class C, 1.54%, 3/24/21	249,653
250,000	Macquarie Equipment Funding Trust, Series 2014-A, Class B, 1.99%, 7/20/21(a)	252,601
250,000	Santander Drive Auto Receivables Trust, Series 2013-3, Class D, 2.42%, 4/15/19	252,455
250,000	Santander Drive Auto Receivables Trust, Series 2013-4, Class D, 3.92%, 1/15/20	259,632
250,000	Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36%, 4/15/20	252,101
250,000	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	250,198
224,191	Structured Asset Securities Corp., Series 2005-NC1, Class M1, 0.64%, 2/25/35(b)	221,902

Total Asset Backed Securities (Cost $3,375,397)		3,375,451

Collateralized Mortgage Obligations — 12.33%
202,489	BCAP LLC Trust, Series 2010-RR7, Class 12A6, 6.00%, 8/26/36(a)	211,558
178,187	Citigroup Mortgage Loan Trust, Inc., Series 2012-11, Class 3A1, 0.46%, 12/25/35(a)(b)	173,369
195,133	Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2010-RS2, Class A3, 3.79%, 6/28/47(a)(b)	195,677

15

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2015

Principal Amount		Value
$138,881	JP Morgan Resecuritization Trust, Series 2014-1, Class 9A3,
	0.46%, 12/26/35(a)(b)	$ 135,409
133,511	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series
	2005-AR1, Class 1A2, 2.69%, 2/25/35(b)	134,161
188,075	RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 2.41%,
	8/26/35(a)(b)	188,613
186,000	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.50%,
	2/26/35(a)	188,391
223,448	Springleaf Mortgage Loan Trust, Series 2012-2, Class A, 2.22%,
	10/25/57(a)(b)	223,373
135,393	Springleaf Mortgage Loan Trust, Series 2013-2, Class A, 1.78%,
	12/25/65(a)(b)	134,257
207,071	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A,
	1.87%, 9/25/57(a)(b)	206,694

Total Collateralized Mortgage Obligations (Cost $1,810,743)		1,791,502

Corporate Bonds — 49.93%
Banks — 16.60%
250,000	Amsouth Bank, N.A., 5.20%, 4/1/15	250,000
200,000	Bank of America Corp., 5.25%, 12/1/15	205,375
90,000	Bank of Montreal, 0.85%, 4/9/18(b)	90,563
250,000	Branch Banking & Trust Co., 0.59%, 9/13/16(b)	249,090
250,000	Citigroup, Inc., 0.94%, 11/15/16(b)	250,455
250,000	Fifth Third Bancorp, 0.69%, 12/20/16(b)	248,500
250,000	JPMorgan Chase Bank, N.A., 5.88%, 6/13/16	263,939
150,000	Regions Financial Corp., 5.75%, 6/15/15	151,331
200,000	Santander Holdings USA, Inc., 3.00%, 9/24/15	201,559
250,000	Sumitomo Mitsui Banking Corp., 1.45%, 7/19/16	251,345
250,000	Wachovia Corp., 0.62%, 10/15/16(b)	249,434

		2,411,591

Consumer Discretionary — 2.54%
25,000	Coca-Cola Co. (The), 0.35%, 11/1/16(b)	25,019
100,000	Constellation Brands, Inc., 7.25%, 5/15/17	110,375
100,000	Hyundai Capital America, 2.00%, 3/19/18(a)	101,602
120,000	L Brands, Inc., 6.90%, 7/15/17	132,000

		368,996

Finance - Diversified — 4.54%
100,000	Ally Financial, Inc., 3.13%, 1/15/16	100,375
150,000	American Tower Corp. REIT, 7.00%, 10/15/17	168,937
14,000	General Electric Capital Corp., 1.29%, 7/2/15(b)	14,033
100,000	General Motors Financial Co., Inc., 2.75%, 5/15/16	101,116
100,000	General Motors Financial Co., Inc., 4.75%, 8/15/17	105,320

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2015

Principal Amount		Value
$ 20,000	PACCAR Financial Corp., 0.86%, 12/6/18(b)	$ 20,107
150,000	Synchrony Financial, 1.88%, 8/15/17	150,121

		660,009

Health Care — 7.02%
250,000	Actavis Funding SCS, 2.35%, 3/12/18	253,381
100,000	EMD Finance LLC, 1.70%, 3/19/18(a)	100,535
150,000	Express Scripts Holding Co., 1.25%, 6/2/17	149,859
210,000	Life Technologies Corp., 3.50%, 1/15/16	214,129
150,000	Zimmer Holdings, Inc., 1.45%, 4/1/17	150,297
150,000	Zimmer Holdings, Inc., 2.00%, 4/1/18	151,200

		1,019,401

Industrials — 1.50%
200,000	L-3 Communications Corp., 3.95%, 11/15/16	207,822
8,000	Owens Corning, 6.50%, 12/1/16	8,601
2,000	United Technologies Corp., 0.76%, 6/1/15(b)	2,002

		218,425

Information Technology — 1.01%
140,000	Fidelity National Information Services, Inc., 1.45%, 6/5/17	139,885
7,000	Oracle Corp., 0.83%, 1/15/19(b)	7,055

		146,940

Insurance — 3.68%
200,000	American International Group, Inc., 5.60%, 10/18/16	213,205
100,000	Genworth Holdings, Inc., 8.63%, 12/15/16	107,200
200,000	Hartford Financial Services Group, Inc. (The), 5.38%, 3/15/17	214,741

		535,146

Media — 2.95%
200,000	21st Century Fox America, Inc., 8.00%, 10/17/16	221,019
200,000	Viacom, Inc., 3.50%, 4/1/17	207,655

		428,674

Oil & Gas — 6.35%
200,000	Anadarko Petroleum Corp., 5.95%, 9/15/16	213,357
150,000	Enbridge, Inc., 0.71%, 6/2/17(b)	148,112
175,000	Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	178,622
170,000	Pioneer Natural Resources Co., 5.88%, 7/15/16	179,444
50,000	Southwestern Energy Co., 3.30%, 1/23/18	50,959
150,000	TransCanada Pipelines Ltd., 1.88%, 1/12/18	151,421

		921,915

Telecommunication Services — 2.07%
300,000	AT&T, Inc., 1.60%, 2/15/17	300,830

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2015

Principal Amount		Value
Utilities — 1.67%
$225,000	Southwestern Electric Power Co., 5.55%, 1/15/17	$242,505

Total Corporate Bonds (Cost $7,254,294)		7,254,432

U.S. Government Agency Backed Mortgages — 12.23%
Fannie Mae — 8.08%
106,711	Pool #254235, 6.00%, 3/1/17	110,715
142,085	Pool #725098, 5.50%, 12/1/18	149,750
71,288	Pool #739413, 5.00%, 10/1/18	74,975
139,283	Pool #888467, 6.00%, 6/1/22	152,821
168,138	Pool #AL0202, 4.00%, 4/1/21	178,397
13,835	Series 2002-73, Class OE, 5.00%, 11/25/17	14,459
103,551	Series 2003-120, Class BL, 3.50%, 12/25/18	107,585
40,623	Series 2003-55, Class CD, 5.00%, 6/25/23	44,605
61,342	Series 2004-3, Class BE, 4.00%, 2/25/19	64,119
17,381	Series 2006-128, Class AP, 5.50%, 4/25/36	17,589
5,807	Series 2009-36, Class AB, 4.00%, 5/25/23	5,835
57,330	Series 2011-23, Class AB, 2.75%, 6/25/20	58,945
189,908	Series 2012-1, Class GB, 2.00%, 2/25/22	193,599

		1,173,394

Freddie Mac — 4.15%
13,349	Series 2543, Class NM, 5.00%, 12/15/17	13,941
80,360	Series 2649, Class QH, 4.50%, 7/15/18	84,338
49,002	Series 2675, Class CK, 4.00%, 9/15/18	51,269
55,519	Series 2761, Class CB, 4.00%, 3/15/19	58,164
123,506	Series 3710, Class AB, 2.00%, 8/15/20	126,120
120,104	Series 3726, Class BA, 2.00%, 8/15/20	121,749
139,549	Series 3852, Class EA, 4.50%, 12/15/21	147,877

		603,458

Total U.S. Government Agency Backed Mortgages (Cost $1,768,943)		1,776,852

Shares
Investment Company — 2.67%
388,442	RBC Prime Money Market Fund, Institutional Class 1(c)	388,442

Total Investment Company (Cost $388,442)		388,442

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2015

Value
Total Investments (Cost $14,597,819)(d) — 100.39%	$14,586,679

Liabilities in excess of other assets — (0.39)%	(56,190)

NET ASSETS — 100.00%	$14,530,489

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2015.
(c)	Affiliated investment.
(d)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

Financial futures contracts as of March 31, 2015:

Short Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
90-Day Euro Dollar	1	March, 2016	$ (1,100)	USD	246,800	Barclays Plc
90-Day Euro Dollar	1	June, 2016	(1,325)	USD	246,100	Barclays Plc
90-Day Euro Dollar	1	September, 2016	(1,550)	USD	245,387	Barclays Plc
90-Day Euro Dollar	1	December, 2016	(1,800)	USD	244,688	Barclays Plc
Two Year U.S. Treasury Bonds	16	June, 2015	(8,250)	USD	3,498,250	Barclays Plc
Total			$(14,025)

See notes to financial statements.

19

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2015

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $13,923,081 and $14,209,377, respectively)	$13,958,232	$14,198,237
Affiliated investment (cost $163,927 and $388,442, respectively)	163,927	388,442
Interest and dividends receivable	110,482	76,641
Receivable from advisor	31,287	31,027
Cash pledged for financial futures contracts	115,267	28,972
Unrealized appreciation on futures contracts	47,950	—
Prepaid expenses and other assets	22,234	22,221

Total Assets	14,449,379	14,745,540

Liabilities:
Distributions payable	76	1
Payable for capital shares redeemed	355	1,600
Payable for investments purchased	—	153,992
Unrealized depreciation on futures contracts	125,422	14,025
Accrued expenses and other payables:
Accounting fees	2,112	2,114
Distribution fees	411	55
Trustee fees	2	2
Shareholder reports	4,136	3,819
Audit fees	35,900	35,900
Transfer Agent fees	1,464	1,517
Other	2,082	2,026

Total Liabilities	171,960	215,051

Net Assets	$14,277,419	$14,530,489

Net Assets Consist Of:
Capital	$14,320,881	$14,642,990
Undistributed net investment income and distributions in excess of net investment income	25,740	(1)
Accumulated net realized losses from investment transactions and futures contracts	(26,881)	(87,335)
Net unrealized depreciation on investments and futures contracts	(42,321)	(25,165)

Net Assets	$14,277,419	$14,530,489

20

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

March 31, 2015

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net Assets:
Class F	$1,933,710	$608,484
Class I	12,343,709	13,922,005

Total	$14,277,419	$14,530,489

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class F	193,875	61,500
Class I	1,238,061	1,407,099

Total	1,431,936	1,468,599

Net Asset Values and Redemption Price Per Share:
Class F	$9.97	$9.89

Class I	$9.97	$9.89

See notes to financial statements.

21

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended March 31, 2015

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$ 295,591	$ 202,545
Dividend income - affiliated investment	41	43
Total Investment Income	295,632	202,588

Expenses:
Investment advisory fees	46,725	38,244
Distribution fees - Class F	1,710	389
Accounting fees	25,778	25,763
Audit fees	29,732	29,732
Legal fees	32,991	32,586
Custodian fees	1,843	2,297
Insurance fees	5,108	5,108
Trustees’ fees	42	31
Transfer agent fees - Class F	5,438	5,123
Transfer agent fees - Class I	4,125	4,449
Shareholder reports	11,924	11,559
Registration and filing fees	29,621	29,570
Offering costs	64,046	64,046
Other fees	9,897	9,116
Total expenses	268,980	258,013
Expenses waived/reimbursed by:
Advisor	(212,755)	(211,729)
Net Expenses	56,225	46,284

Net Investment Income	239,407	156,304

Realized/Unrealized Gains (Losses):
Net realized gains (losses) on:
Investment transactions	(13,629)	(2,842)
Futures contracts	(6,469)	(23,463)
Net realized losses	(20,098)	(26,305)
Net change in unrealized appreciation (depreciation) on:
Investments	40,809	(3,494)
Futures contracts	(80,927)	(17,731)
Net unrealized losses	(40,118)	(21,225)
Change in net assets resulting from operations	$ 179,191	$ 108,774

See notes to financial statements.

22

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

	Short Duration Fixed Income Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
From Investment Activities:
Operations:
Net investment income	$239,407	$36,427
Net realized gains (losses) from investments	(20,098)	24,605
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(40,118)	(2,203)

Change in net assets resulting from operations	179,191	58,829

Distributions to Class F Shareholders:
From net investment income	(31,038)	(12)
From net realized gains	(2,950)	—
Distributions to Class I Shareholders:
From net investment income	(263,186)	(37,734)
From net realized gains	(23,825)	—

Change in net assets resulting from shareholder distributions	(320,999)	(37,746)

Capital Transactions:
Proceeds from shares issued	11,038,294	10,387,500
Distributions reinvested	307,731	37,746
Cost of shares redeemed	(7,373,127)	—

Change in net assets resulting from capital transactions	3,972,898	10,425,246

Net increase in net assets	3,831,090	10,446,329
Net Assets:
Beginning of period	10,446,329	—

End of period	$14,277,419	$10,446,329

Undistributed (distributions in excess of) net investment income	$25,740	$13,189

Share Transactions:
Issued	1,099,984	1,038,798
Reinvested	30,840	3,766
Redeemed	(741,452)	—

Change in shares resulting from capital transactions	389,372	1,042,564

(a)	For the period from December 30, 2013 (commencement of operations) to March 31, 2014.

See notes to financial statements.

23

FINANCIAL STATEMENTS

Statement of Changes in Net Assets (cont.)

	Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
From Investment Activities:
Operations:
Net investment income	$156,304	$22,167
Net realized gains (losses) from investments	(26,305)	852
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(21,225)	(3,940)

Change in net assets resulting from operations	108,774	19,079

Distributions to Class F Shareholders:
From net investment income	(7,399)	(11)
Distributions to Class I Shareholders:
From net investment income	(275,613)	(34,787)

Change in net assets resulting from shareholder distributions	(283,012)	(34,798)

Capital Transactions:
Proceeds from shares issued	10,905,826	10,149,250
Distributions reinvested	282,961	34,798
Cost of shares redeemed	(6,652,389)	—

Change in net assets resulting from capital transactions	4,536,398	10,184,048

Net increase in net assets	4,362,160	10,168,329

Net Assets:
Beginning of period	10,168,329	—

End of period	$14,530,489	$10,168,329

Undistributed (distributions in excess of) net investment income	$(1)	$21,285

Share Transactions:
Issued	1,093,877	1,014,928
Reinvested	28,520	3,486
Redeemed	(672,212)	—

Change in shares resulting from capital transactions	450,185	1,018,414

(a)	For the period from December 30, 2013 (commencement of operations) to March 31, 2014.

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class F
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.02	$ 10.04
Net investment income(b)	0.14	0.01
Realized and unrealized gains/(losses)	— (c)	(0.02)
Total from investment activities	0.14	(0.01)
Distributions:
Net investment income	(0.18)	(0.01)
Realized gains	(0.01)	—
Total distributions	(0.19)	(0.01)
Net asset value, end of period	$ 9.97	$ 10.02

Total Return:	1.42%	(0.08)%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.45%	0.45%(e)
Ratio of Net Investment Income to Average Net Assets	1.45%	1.33%(e)
Ratio of Expenses to Average Net Assets*	2.07%	43.21%(e)

Net assets, end of period (in thousands)	$1,934	$ 10
Portfolio turnover**	57%	46%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.02	$ 10.00
Net investment income(b)	0.15	0.04
Realized and unrealized gains	— (c)	0.02
Total from investment activities	0.15	0.06
Distributions:
Net investment income	(0.19)	(0.04)
Realized gains	(0.01)	—
Total distributions	(0.20)	(0.04)
Net asset value, end of period	$ 9.97	$ 10.02

Total Return:	1.51%	0.57%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.35%	0.35%(e)
Ratio of Net Investment Income to Average Net Assets	1.55%	1.41%(e)
Ratio of Expenses to Average Net Assets*	1.68%	3.66%(e)

Net assets, end of period (in thousands)	$12,344	$10,436
Portfolio turnover**	57%	46%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 30, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Not Annualized.
(e)	Annualized.

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class F
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.99	$ 9.98
Net investment income(b)	0.08	—
Realized and unrealized gains/(losses)	(0.02)	0.02
Total from investment activities	0.06	0.02
Distributions:
Net investment income	(0.16)	(0.01)
Realized gains	—	—
Total distributions	(0.16)	(0.01)
Net asset value, end of period	$ 9.89	$ 9.99

Total Return:	0.62%	0.21%(c)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.40%	0.40%(d)
Ratio of Net Investment Income to Average Net Assets	0.78%	(0.08)%(d)
Ratio of Expenses to Average Net Assets*	3.04%	43.18%(d)

Net assets, end of period (in thousands)	$ 608	$ 10
Portfolio turnover**	63%	41%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.98	$ 10.00
Net investment income(b)	0.10	0.02
Realized and unrealized gains/(losses)	(0.02)	(0.01)
Total from investment activities	0.08	0.01
Distributions:
Net investment income	(0.17)	(0.03)
Realized gains	—	—
Total distributions	(0.17)	(0.03)
Net asset value, end of period	$ 9.89	$ 9.98

Total Return:	0.83%	0.14%(c)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.30%	0.30%(d)
Ratio of Net Investment Income to Average Net Assets	1.03%	0.88%(d)
Ratio of Expenses to Average Net Assets*	1.65%	3.70%(d)

Net assets, end of period (in thousands)	$13,922	$10,158
Portfolio turnover**	63%	41%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 30, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

March 31, 2015

1. Organization

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 23 portfolios. This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class F and Class I shares. Class F and Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of the Funds’ investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy.

29

NOTES TO FINANCIAL STATEMENTS

Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Funds net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

30

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

—    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

—    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

—    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of each Fund’s investments as of March 31, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short Duration Fixed Income Fund
Assets:
Investments in Securities
Asset Backed Securities	$—	$2,776,018	$—	$2,776,018
Collateralized Mortgage Obligations	—	1,510,640	—	1,510,640
Corporate Bonds	—	9,299,387	—	9,299,387
Municipal Bonds	—	100,002	—	100,002
U.S. Government Agency Backed Mortgages	—	272,185	—	272,185
Investment Company	163,927	—	—	163,927
Other Financial Instruments(*)
Interest Rate Contracts	47,950	—	—	47,950

	$211,877	$13,958,232	$—	$14,170,109

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$(125,422)	$—	$—	$(125,422)

31

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ultra-Short Fixed Income Fund
Assets:
Investments in Securities
Asset Backed Securities	$—	$3,375,451	$—	$3,375,451
Collateralized Mortgage Obligations	—	1,791,502	—	1,791,502
Corporate Bonds	—	7,254,432	—	7,254,432
U.S. Government Agency Backed Mortgages	—	1,776,852	—	1,776,852
Investment Company	388,442	—	—	388,442

	$388,442	$14,198,237	$—	$14,586,679

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$(14,025)	$—	$—	$(14,025)

* Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts.

During the year ended March 31, 2015, the Funds held no investments categorized as Level 3 in the hierarchy.

During the year ended March 31, 2015, the Funds recognized no transfers to/from Level 1 or Level

2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Financial Instruments:

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Funds’ returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Funds’ hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below. For open derivative instruments as of March 31, 2015, see the following section for financial futures contracts.

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to both manage their cash position and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange

32

NOTES TO FINANCIAL STATEMENTS

rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedule of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers shown on the Statement of Assets and Liabilities at March 31, 2015.

Fair value of derivative instruments as of March 31, 2015:

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
Short Duration Fixed Income Fund
	Asset Derivatives
Interest Rate Risk	Unrealized Appreciation on Future Contracts	$47,950

	Liability Derivatives
Interest Rate Risk	Unrealized Depreciation on Future Contracts	$125,422

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
Ultra-Short Fixed Income Fund
	Liability Derivatives
Interest Rate Risk	Unrealized Depreciation on Future Contracts	$14,025

The effect of Derivative Instruments on the Statement of Operations during the year ended March 31, 2015 is as follows:

	Derivative Instruments Categorized by Risk Exposure	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts
Short Duration Fixed Income Fund	Interest Rate Risk	$(6,469)	$(80,927)
Ultra-Short Fixed Income Fund	Interest Rate Risk	(23,463)	(17,731)

For the year ended March 31, 2015, the average quarterly volume of derivative activities are as follows:

	Futures Long Positions (Contracts)	Futures Short Positions (Contracts)
Short Duration Fixed Income Fund	23	39
Ultra-Short Fixed Income Fund	—	18

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited

33

NOTES TO FINANCIAL STATEMENTS

to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

TBA Commitments:

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of March 31, 2015, the Funds had no outstanding TBA commitments.

Affiliated Investments:

Each Fund invests in other Funds of the Trust (an “Affiliated Fund”). The income and both realized and change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

	Value			Value
	March 31,			March 31,
	2014	Purchases	Sales	2015	Dividends
Investments in RBC Prime Money Market Fund — Institutional Class I
Short Duration Fixed Income Fund	$198,830	$13,323,711	$13,358,614	$163,927	$41
Ultra-Short Fixed Income Fund	310,129	14,372,047	14,293,734	388,442	43

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA). As of March 31, 2015, there are no obligations with credit enhancement or liquidity features.

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Funds were incurred by the Funds. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statement of Operations.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage and asset-backed securities are included in the financial statements as interest income.

34

NOTES TO FINANCIAL STATEMENTS

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated to the Funds either proportionately based upon the Funds’ relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Funds are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Funds, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, distribution redesignations and non deductible expenses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended March 31, 2015, permanent difference reclassification amounts were as follows:

	Increase Undistributed Net Investment Income	Decrease Accumulated Realized Gain/Loss	Decrease Paid-in-Capital
Short Duration Fixed Income Fund	$ 67,368	$ (3,322)	$(64,046)
Ultra-Short Fixed Income Fund	105,422	(41,189)	(64,233)

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.25%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Class F and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until January 31, 2016.

	Class F Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.40%	0.30%

Each Fund will carry forward, for a period not to exceed 3 years from the end of the fiscal year in which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At March 31, 2015, the amounts subject to

35

NOTES TO FINANCIAL STATEMENTS

possible recoupment under the expense limitation agreement are $298,132 and $297,038 for the Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund, respectively.

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM (US) indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statement of Operations. For the year ended March 31, 2015, the amounts waived were as follows:

Fees Waived
Short Duration Fixed Income Fund	$463
Ultra-Short Fixed Income Fund	$481

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $41,500 ($35,000 prior to October 1, 2014). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

On December 30, 2013, the Advisor invested $10 million in each Fund to provide each Fund with its initial investment assets, and on March 3, 2014, invested $10,000 in Class F of each Fund to provide the initial assets for that share class. The table below shows, as of March 31, 2015, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund
Short Duration Fixed Income Fund	$14,277,419	1,023,878	71.5%
Ultra-Short Fixed Income Fund	$14,530,489	1,020,951	69.5%

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class F covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class F is 0.10%.

Plan fees are based on average daily net assets of Class F. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2015, there were no fees waived by the Distributor.

36

NOTES TO FINANCIAL STATEMENTS

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2015 were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Purchases (Excl. US Gov’t.)	$12,806,436	$13,724,269
Sales (Excl. US Gov’t.)	$8,335,447	$9,005,449
Purchases of US Gov’t.	$—	$—
Sales of US Gov’t.	$—	$—

6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized below:

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
CAPITAL TRANSACTIONS:
Class F
Proceeds from shares issued	$3,436,366	$10,000	$677,054	$10,000
Distributions reinvested	30,156	12	7,395	11
Cost of shares redeemed	(1,527,968)	—	(81,073)	—

Change in Class F	$1,938,554	$10,012	$603,376	$10,011

Class I
Proceeds from shares issued	$7,601,928	$10,377,500	$10,228,772	$10,139,250
Distributions reinvested	277,575	37,734	275,566	34,787
Cost of shares redeemed	(5,845,159)	—	(6,571,316)	—

Change in Class I	$2,034,344	$10,415,234	$3,933,022	$10,174,037

Change in net assets resulting from capital transactions	$3,972,898	$10,425,246	$4,536,398	$10,184,048

SHARE TRANSACTIONS:
Class F
Issued	342,475	996	67,894	1,002
Reinvested	3,025	1	746	1
Redeemed	(152,622)	—	(8,143)	—

Change in Class F	192,878	997	60,497	1,003

Class I
Issued	757,509	1,037,802	1,025,983	1,013,926
Reinvested	27,815	3,765	27,774	3,485
Redeemed	(588,830)	—	(664,069)	—

Change in Class I	196,494	1,041,567	389,688	1,017,411

Change in shares resulting from capital transactions	389,372	1,042,564	450,185	1,018,414

(a) For the period from March 3, 2014 (commencement of operations) to March 31, 2014 for Class F and December 30, 2013 (commencement of operations) to March 31, 2014 for Class I.

37

NOTES TO FINANCIAL STATEMENTS

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the period ended March 31, 2014) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended March 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. This assessment is not expected to change in the next twelve months.

As of March 31, 2015, tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Short Duration Fixed Income Fund	$14,087,008	$72,518	$(37,367)	$35,151
Ultra-Short Fixed Income Fund	14,598,238	33,985	(45,544)	(11,559)

The tax character of distributions during the year ended March 31, 2015 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Short Duration Fixed Income Fund	$317,814	$3,109	$320,923
Ultra-Short Fixed Income Fund	283,011	—	283,011

The tax character of distributions during the period ended March 31, 2014 were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
Short Duration Fixed Income Fund	$37,746	$37,746
Ultra-Short Fixed Income Fund	34,798	34,798

38

NOTES TO FINANCIAL STATEMENTS

As of March 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Undistributed Ordinary Income	$ 25,816	$ —
Undistributed Long Term Gain	—	—
Accumulated Earnings	25,816	—
Distributions Payable	(76)	(1)
Accumulated Capital Loss Carryforwards	(104,353)	(100,941)
Deferred Qualified Late-Year Losses	—	—
Unrealized Appreciation/(Depreciation)	35,151	(11,559)
Total Accumulated Earnings/(Losses)	$ (43,462)	$(112,501)

As of March 31, 2015, Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $51,229 and $69,170, respectively, and a long-term capital loss carryforward of $53,124 and $31,771, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund did not have any deferred qualified late-year capital losses.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (collectively the “Funds”), two of the portfolios constituting the RBC Funds Trust (the “Trust”), as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the RBC Funds Trust referred to above, as of March 31, 2015, and the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

May 21, 2015

40

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2015 as U.S. Government Income as follows:

U.S. Government Income
Short Duration Fixed Income Fund	0.39%
Ultra-Short Fixed Income Fund	0.14%

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2015, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Short Duration Fixed Income Fund	99.88%
Ultra-Short Fixed Income Fund	97.24%

The following Fund reports a portion of the income dividends distributed during the year ended March 31, 2015, as qualified short term gains:

Qualified Short-term Gains
Short Duration Fixed Income Fund	100.00%

For the year ended March 31, 2015, the following Fund had Net Long Term Capital Gains:

Net Long Term Capital Gains
Short Duration Fixed Income Fund	$3,109

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. It is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

41

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia (2006 to 2010); Franklin Street Partners (2014 to present)

Leslie H. Garner Jr. (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to present)

John A. MacDonald (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

42

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (62)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to present); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (69)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC (2005 to 2014); Balance Innovations LLC (2014); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (51)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (51)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Kathleen A. Hegna (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

43

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (46)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Lee Thoresen (43)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Capital Markets, LLC (2006 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

44

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class F and Class I shares.

Class F

Class F shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load). Class F shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

45

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period* 10/1/14-3/31/15	Annualized Expense Ratio During Period 10/1/14-3/31/15
Short Duration Fixed Income Fund	Class F	$1,000.00	$1,000.00	$2.24	0.45%
	Class I	1,000.00	1,009.70	1.75	0.35%

Ultra-Short Fixed Income Fund	Class F	1,000.00	1,000.00	1.99	0.40%
	Class I	1,000.00	1,004.00	1.50	0.30%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/14	Ending Account Value 3/31/15	Expenses Paid During Period* 10/1/14-3/31/15	Annualized Expense Ratio During Period 10/1/14-3/31/15
Short Duration Fixed Income Fund	Class F	$1,000.00	$1,022.69	$2.27	0.45%
	Class I	1,000.00	1,023.19	1.77	0.35%

Ultra-Short Fixed Income Fund	Class F	1,000.00	1,022.94	2.02	0.40%
	Class I	1,000.00	1,023.44	1.51	0.30%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

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48

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the funds’ portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2015.

NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment adviser for the RBC Funds. The Funds are distributed by Quasar Distributors LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

The code of ethics filed as an exhibit pursuant to Item 12(a) of this filing constitutes an amendment, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $178,400 for 2015 and $108,000 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,170 for 2015 and $15,000 for 2014.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1) (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)	Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $115,000 for 2015 and $140,050 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RBC Funds Trust

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	May 27, 2015

By (Signature and Title)*	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date	May 27, 2015

*	Print the name and title of each signing officer under his or her signature.